Exhibit 99.2

Fourth Quarter

Financial Supplement

December 31, 2014

METLIFE

NOTE TO FINANCIAL SUPPLEMENT

As used in this Quarterly Financial Supplement (“QFS”), “MetLife,” “we” and “our” refer to MetLife, Inc., a Delaware corporation incorporated in 1999, its subsidiaries and affiliates.

This QFS includes certain operating and statistical measures, such as sales and product spreads, among others, to provide supplemental data regarding the performance of our current business. Operating earnings is the measure of segment profit or loss we use to evaluate segment performance and allocate resources. Consistent with accounting principles generally accepted in the United States of America (“GAAP”) accounting guidance for segment reporting, operating earnings is our measure of segment performance. Operating earnings is also a measure by which senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans.

Operating earnings is defined as operating revenues less operating expenses, both net of income tax. Operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends.

Operating revenues and operating expenses exclude results of discontinued operations and other businesses that have been or will be sold or exited by MetLife (“Divested businesses”). Operating revenues also excludes net investment gains (losses) (“NIGL”) and net derivative gains (losses) (“NDGL”). Operating expenses also excludes goodwill impairments.

The following additional adjustments are made to GAAP revenues, in the line items indicated, in calculating operating revenues:

•

Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL (“Unearned revenue adjustments”) and certain variable annuity guaranteed minimum income benefits (“GMIB”) fees (“GMIB fees”);

•

Net investment income: (i) includes amounts for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment (“Investment hedge adjustments”), (ii) includes income from discontinued real estate operations, (iii) excludes post-tax operating earnings adjustments relating to insurance joint ventures accounted for under the equity method (“Joint venture adjustments”), (iv) excludes certain amounts related to contractholder-directed unit-linked investments (“Unit-linked contract income”), and (v) excludes certain amounts related to securitization entities that are variable interest entities (“VIEs”) consolidated under GAAP (“Securitization entities income”); and

•	Other revenues are adjusted for settlements of foreign currency earnings hedges.
The following additional adjustments are made to GAAP expenses, in the line items indicated, in calculating operating expenses:
•

Policyholder benefits and claims and policyholder dividends excludes: (i) changes in the policyholder dividend obligation related to NIGL and NDGL (“PDO adjustments”), (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass through adjustments (“Inflation adjustments and pass through adjustments”), (iii) benefits and hedging costs related to GMIBs (“GMIB costs”), and (iv) market value adjustments associated with surrenders or terminations of contracts (“Market value adjustments”);

•

Interest credited to policyholder account balances includes adjustments for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment (“PAB hedge adjustments”) and excludes amounts related to net investment income earned on contractholder-directed unit-linked investments (“Unit-linked contract costs”);

•

Amortization of deferred policy acquisition costs (“DAC”) and value of business acquired (“VOBA”) excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB fees and GMIB costs, and (iii) Market value adjustments;

•	Amortization of negative VOBA excludes amounts related to Market value adjustments;
•	Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities debt expense”); and
•

Other expenses excludes costs related to: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements (“Regulatory implementation costs”), and (iii) acquisition and integration costs.

Operating earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance. In addition to the tax impact of the adjustments mentioned above, provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.

MetLife, Inc.’s tangible common stockholders’ equity is defined as MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses) and defined benefit plans adjustment components of accumulated other comprehensive income (loss) (“AOCI”) and is also reduced by the impact of goodwill, value of distribution agreements (“VODA”) and value of customer relationships acquired (“VOCRA”), all net of income tax. MetLife, Inc.’s common stockholders’ equity, excluding AOCI, other than foreign currency translation adjustments (“FCTA”), is defined as MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses) and defined benefit plans adjustment components of AOCI, net of income tax.

We believe the presentation of operating earnings and operating earnings available to common shareholders as we measure it for management purposes enhances the understanding of our performance by highlighting the results of operations and the underlying profitability drivers of our business. Operating revenues, operating expenses, operating earnings, operating earnings available to common shareholders, operating earnings available to common shareholders per diluted common share, investment portfolio gains (losses) and derivative gains (losses) should not be viewed as substitutes for the following financial measures calculated in accordance with GAAP: GAAP revenues, GAAP expenses, income (loss) from continuing operations, net of income tax, net income (loss) available to MetLife, Inc.’s common shareholders, net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share, net investment gains (losses) and net derivative gains (losses), respectively. MetLife, Inc.’s tangible common stockholders’ equity and MetLife, Inc.’s common stockholders’ equity, excluding AOCI, other than FCTA, should not be viewed as substitutes for total MetLife, Inc.’s stockholders’ equity calculated in accordance with GAAP. Reconciliations of these measures to the most directly comparable GAAP measures are included in this QFS, including in the Appendix, and in our earnings press release dated February 11, 2015, for the period ended December 31, 2014, which is available at www.metlife.com.

In addition, the following are return on equity definitions:

•

Operating return on MetLife, Inc.’s tangible common stockholders’ equity - operating earnings available to common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by average MetLife, Inc.’s tangible common stockholders’ equity.

•

Operating return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA - operating earnings available to common shareholders divided by average MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA.

•

Operating return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI - operating earnings available to common shareholders divided by average MetLife, Inc.’s common stockholders’ equity, excluding AOCI.

•	Operating return on MetLife, Inc.’s common stockholders’ equity - operating earnings available to common shareholders divided by average MetLife, Inc.’s common stockholders’ equity.
•

Return on MetLife, Inc.’s tangible common stockholders’ equity - net income (loss) available to MetLife, Inc.’s common shareholders, excluding goodwill impairment and amortization of VODA and VOCRA, net of income tax, divided by average MetLife, Inc.’s tangible common stockholders’ equity.

•

Return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA - net income (loss) available to MetLife, Inc.’s common shareholders divided by average MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA.

•

Return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI - net income (loss) available to MetLife, Inc.’s common shareholders divided by average MetLife, Inc.’s common stockholders’ equity, excluding AOCI.

•	Return on MetLife, Inc.’s common stockholders’ equity - net income (loss) available to MetLife, Inc.’s common shareholders divided by average MetLife, Inc.’s common stockholders’ equity.

METLIFE CORPORATE OVERVIEW
	For the Three Months Ended
Unaudited (In millions, except per share data)	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014

Operating earnings available to common shareholders	$1,554	$1,562	$1,590	$1,825	$1,583
Preferred stock dividends	31	30	31	30	31
Operating earnings	1,585	1,592	1,621	1,855	1,614
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses) (1)	(178)	(411)	(125)	109	230
Net derivative gains (losses)	(373)	343	311	478	185
Goodwill impairment	-	-	-	-	-
Other adjustments to continuing operations	(303)	(302)	(475)	(146)	(453)
Provision for income tax (expense) benefit (2)	184	120	44	(202)	(49)
Income (loss) from continuing operations, net of income tax	915	1,342	1,376	2,094	1,527
Income (loss) from discontinued operations, net of income tax	1	(3)	-	-	-
Net income (loss)	916	1,339	1,376	2,094	1,527
Less: Net income (loss) attributable to noncontrolling interests	8	11	10	-	6
Net income (loss) attributable to MetLife, Inc.	908	1,328	1,366	2,094	1,521
Less: Preferred stock dividends	31	30	31	30	31
Net income (loss) available to MetLife, Inc.’s common shareholders	$877	$1,298	$1,335	$2,064	$1,490

Operating earnings available to common shareholders per common share - diluted	$1.37	$1.37	$1.39	$1.60	$1.38
Net investment gains (losses)	(0.16)	(0.36)	(0.11)	0.10	0.20
Net derivative gains (losses)	(0.33)	0.30	0.27	0.42	0.16
Goodwill impairment	-	-	-	-	-
Other adjustments to continuing operations	(0.27)	(0.27)	(0.41)	(0.13)	(0.39)
Provision for income tax (expense) benefit	0.17	0.11	0.04	(0.18)	(0.04)
Discontinued operations, net of income tax	-	-	-	-	-
Less: Net income (loss) attributable to noncontrolling interests	0.01	0.01	0.01	-	0.01
Net income (loss) available to MetLife, Inc.’s common shareholders per common share - diluted	$0.77	$1.14	$1.17	$1.81	$1.30

	For the Three Months Ended
Unaudited (In millions, except per share data)	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014

Notable items impacting operating earnings available to common shareholders:

Variable investment income, as compared to plan	$101	$63	$11	$62	$-
Catastrophe experience and prior year development, net	15	-	(21)	38	16
Actuarial assumption review and other insurance adjustments	-	-	56	16	5
Litigation reserves & settlement costs	(147)	(57)	-	-	(117)
Tax adjustments	11	-	-	(9)	27
Total notable items (3)	$(20)	$6	$46	$107	$(69)

Notable items impacting operating earnings available to common shareholders per common share - diluted:

Variable investment income, as compared to plan	$0.09	$0.06	$0.01	$0.05	$-
Catastrophe experience and prior year development, net	$0.01	$-	$(0.02)	$0.03	$0.01
Actuarial assumption review and other insurance adjustments	$-	$-	$0.05	$0.01	$-
Litigation reserves & settlement costs	$(0.13)	$(0.05)	$-	$-	$(0.10)
Tax adjustments	$0.01	$-	$-	$(0.01)	$0.02
Total notable items (3)	$(0.02)	$0.01	$0.04	$0.09	$(0.06)

	For the Three Months Ended
Unaudited (In millions)	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014

Weighted average common shares outstanding - diluted	1,138.1	1,140.5	1,142.3	1,141.0	1,147.3

(1)         The three months ended March 31, 2014 and June 30, 2014 include a pre-tax net investment loss of $495 million and $138 million, respectively, related to the sale of the wholly-owned subsidiary, MetLife Assurance Ltd.

(2)         The three months ended December 31, 2013 includes a deferred tax expense of $86 million related to the conversion of the Japan branch to a subsidiary.

(3)         Notable items represent a positive/(negative) impact to operating earnings available to common shareholders and operating earnings available to common shareholders per common share-diluted. The per share data for each notable item is calculated on a stand alone basis and may not sum to total notable items.

METLIFE CORPORATE OVERVIEW (CONTINUED)
Unaudited	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014

Book value per common share, excluding AOCI other than FCTA (1)	$47.01	$47.70	$48.60	$49.69	$49.53
Book value per common share - tangible common stockholders’ equity (excludes AOCI other than FCTA) (1)	$36.91	$37.76	$38.69	$39.95	$40.36
Book value per common share, excluding AOCI (1)	$48.49	$49.34	$50.14	$51.62	$52.44
Book value per common share (1)	$53.04	$56.65	$59.96	$61.44	$61.85

	For the Three Months Ended
Unaudited	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014

Operating return on MetLife, Inc.’s (2):
Common stockholders’ equity, excluding AOCI other than FCTA	11.8%	11.7%	11.7%	13.2%	11.3%
Tangible common stockholders’ equity (excludes AOCI other than FCTA) (3)	15.1%	15.0%	14.9%	16.7%	14.1%
Common stockholders’ equity, excluding AOCI	11.5%	11.4%	11.4%	12.8%	10.8%
Common stockholders’ equity	10.5%	10.1%	9.7%	10.7%	9.1%

Return on MetLife, Inc.’s (2):
Common stockholders’ equity, excluding AOCI other than FCTA	6.7%	9.8%	9.9%	15.0%	10.7%
Tangible common stockholders’ equity (excludes AOCI other than FCTA) (3)	8.6%	12.5%	12.5%	18.8%	13.3%
Common stockholders’ equity, excluding AOCI	6.5%	9.4%	9.5%	14.5%	10.2%
Common stockholders’ equity	5.9%	8.4%	8.1%	12.1%	8.6%

	For the Three Months Ended
Unaudited (In millions)	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014

Common shares outstanding, beginning of period	1,120.8	1,122.0	1,124.8	1,126.6	1,119.1
Share repurchases (4)	-	-	-	(8.1)	(10.7)
Newly issued shares	1.2	2.8	1.8	0.6	23.5
Common shares outstanding, end of period	1,122.0	1,124.8	1,126.6	1,119.1	1,131.9

Weighted average common shares outstanding - basic	1,123.7	1,126.9	1,128.0	1,125.1	1,135.8
Dilutive effect of stock purchase contracts underlying common equity units	2.8	3.4	3.8	4.6	-
Dilutive effect of the exercise or issuance of stock-based awards	11.6	10.2	10.5	11.3	11.5
Weighted average common shares outstanding - diluted	1,138.1	1,140.5	1,142.3	1,141.0	1,147.3

MetLife Policyholder Trust Shares	190.9	188.4	185.7	183.6	180.5

(1)         Calculated using common shares outstanding, end of period.

(2)         Annualized using quarter-to-date results. See page A-4 for the operating return on MetLife, Inc.’s common stockholders’ equity and return on MetLife, Inc.’s common stockholders’ equity for the years ended December 31, 2013 and 2014.

(3)         Operating earnings available to common shareholders and net income available to common shareholders, used to calculate returns on tangible equity, excludes the impact of amortization of VODA and VOCRA, net of income tax, for the three months ended December 31, 2013, March 31, 2014, June 30, 2014, September 30, 2014 and December 31, 2014 of $13 million, $13 million, $14 million, $13 million and $13 million, respectively.

(4)         For the three months ended June 30, 2014, the number of shares repurchased was less than 100,000 shares. There were no shares repurchased for the three months ended December 31, 2013 and March 31, 2014.

METLIFE CONSOLIDATED BALANCE SHEETS
Unaudited (In millions)	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014

ASSETS
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$350,187	$355,069	$367,056	$368,070	$365,425
Equity securities available-for-sale, at estimated fair value	3,402	3,693	3,863	3,689	3,631
Fair value option and trading securities, at estimated fair value (1)	17,423	17,494	17,831	17,246	16,689
Mortgage loans	57,706	57,139	57,223	58,038	60,118
Policy loans	11,764	11,762	11,785	11,756	11,618
Real estate and real estate joint ventures	10,712	9,930	10,101	10,393	10,525
Other limited partnership interests	7,401	7,819	7,964	8,214	8,085
Short-term investments, principally at estimated fair value	13,955	13,908	12,366	12,240	8,621
Other invested assets, principally at estimated fair value	16,229	16,433	17,116	17,905	21,283
Total investments	488,779	493,247	505,305	507,551	505,995
Cash and cash equivalents, principally at estimated fair value (1)	7,585	8,573	7,393	8,783	10,808
Accrued investment income	4,255	4,446	4,234	4,380	4,120
Premiums, reinsurance and other receivables	21,859	23,031	23,730	23,814	22,244
Deferred policy acquisition costs and value of business acquired	26,706	26,352	25,915	25,503	24,442
Goodwill	10,542	10,433	10,430	10,216	9,872
Other assets	8,369	8,387	9,136	8,900	7,862
Separate account assets	317,201	316,434	324,977	319,480	316,994
Total assets	$885,296	$890,903	$911,120	$908,627	$902,337

LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$187,942	$189,970	$189,675	$189,282	$189,586
Policyholder account balances	212,885	209,498	213,799	215,226	209,294
Other policy-related balances	15,214	15,369	15,361	15,026	14,422
Policyholder dividends payable	675	656	682	710	684
Policyholder dividend obligation	1,771	2,463	2,986	2,825	3,155
Payables for collateral under securities loaned and other transactions	30,411	32,469	33,187	33,776	35,326
Short-term debt	175	100	100	100	100
Long-term debt (1)	18,653	16,793	16,783	16,389	16,286
Collateral financing arrangements	4,196	4,196	4,196	4,196	4,196
Junior subordinated debt securities	3,193	3,193	3,193	3,193	3,193
Current income tax payable	186	239	232	293	184
Deferred income tax liability	6,643	8,906	10,453	11,357	11,821
Other liabilities	23,168	24,178	25,214	25,373	24,437
Separate account liabilities	317,201	316,434	324,977	319,480	316,994
Total liabilities	822,313	824,464	840,838	837,226	829,678

Redeemable noncontrolling interests	887	107	108	102	99

Equity
Preferred stock, at par value	1	1	1	1	1
Common stock, at par value	11	11	11	11	12
Additional paid-in capital	29,277	29,384	29,438	29,488	30,543
Retained earnings	27,332	28,319	29,259	30,928	32,020
Treasury stock, at cost	(172)	(172)	(176)	(615)	(1,172)
Accumulated other comprehensive income (loss)	5,104	8,215	11,058	10,992	10,649
Total MetLife, Inc.’s stockholders’ equity	61,553	65,758	69,591	70,805	72,053
Noncontrolling interests	543	574	583	494	507
Total equity	62,096	66,332	70,174	71,299	72,560
Total liabilities and equity	$885,296	$890,903	$911,120	$908,627	$902,337

(1)   At December 31, 2013, March 31, 2014, June 30, 2014, September 30, 2014 and December 31, 2014, $1,621 million, $1,159 million, $656 million, $331 million and $295 million, respectively, of assets and $1,454 million, $996 million, $505 million, $186 million and $151 million, respectively, of liabilities related to certain securitization entities that are required to be consolidated under GAAP are included. See Pages 28 and 29, note 3, for the amounts by asset category.

METLIFE CONSOLIDATED STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended
Unaudited (In millions)	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014

OPERATING REVENUES
Premiums	$10,269	$9,217	$9,853	$9,685	$10,267
Universal life and investment-type product policy fees	2,317	2,323	2,360	2,522	2,336
Net investment income	5,257	5,085	5,095	5,193	5,111
Other revenues	487	491	493	518	531
Total operating revenues	18,330	17,116	17,801	17,918	18,245

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	10,304	9,373	9,964	9,854	10,287
Interest credited to policyholder account balances	1,468	1,401	1,425	1,426	1,409
Capitalization of DAC	(1,165)	(1,046)	(1,031)	(1,071)	(1,034)
Amortization of DAC and VOBA	983	1,050	1,025	999	953
Amortization of negative VOBA	(156)	(103)	(99)	(96)	(98)
Interest expense on debt	296	294	299	292	293
Other expenses	4,478	3,951	3,979	4,003	4,321
Total operating expenses	16,208	14,920	15,562	15,407	16,131

Operating earnings before provision for income tax	2,122	2,196	2,239	2,511	2,114
Provision for income tax expense (benefit)	537	604	618	656	500
Operating earnings	1,585	1,592	1,621	1,855	1,614
Preferred stock dividends	31	30	31	30	31
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1,554	$1,562	$1,590	$1,825	$1,583

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$1,585	$1,592	$1,621	$1,855	$1,614
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses) (1)	(178)	(411)	(125)	109	230
Net derivative gains (losses)	(373)	343	311	478	185
Premiums	2	2	20	18	5
Universal life and investment-type product policy fees	100	98	98	106	103
Net investment income	590	(50)	164	217	338
Other revenues	(13)	(13)	(3)	-	13
Policyholder benefits and claims and policyholder dividends	(281)	(254)	(421)	(5)	(320)
Interest credited to policyholder account balances	(675)	(68)	(284)	(391)	(539)
Capitalization of DAC	-	-	1	-	-
Amortization of DAC and VOBA	56	(8)	(37)	(55)	(5)
Amortization of negative VOBA	13	12	12	11	11
Interest expense on debt	(27)	(18)	(13)	(3)	(4)
Other expenses	(68)	(3)	(12)	(44)	(55)
Goodwill impairment	-	-	-	-	-
Provision for income tax (expense) benefit (2)	184	120	44	(202)	(49)
Income (loss) from continuing operations, net of income tax	915	1,342	1,376	2,094	1,527
Income (loss) from discontinued operations, net of income tax	1	(3)	-	-	-
Net income (loss)	916	1,339	1,376	2,094	1,527
Less: Net income (loss) attributable to noncontrolling interests	8	11	10	-	6
Net income (loss) attributable to MetLife, Inc.	908	1,328	1,366	2,094	1,521
Less: Preferred stock dividends	31	30	31	30	31
Net income (loss) available to MetLife, Inc.’s common shareholders	$877	$1,298	$1,335	$2,064	$1,490

Total Operating Premiums, Fees and Other Revenues	$13,073	$12,031	$12,706	$12,725	$13,134

(1)          The three months ended March 31, 2014 and June 30, 2014 include a pre-tax net investment loss of $495 million and $138 million, respectively, related to the sale of the wholly-owned subsidiary, MetLife Assurance Ltd.

(2)          The three months ended December 31, 2013 includes a deferred tax expense of $86 million related to the conversion of the Japan branch to a subsidiary.

METLIFE CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended December 31, 2014
Unaudited (In millions)	Consolidated	Americas	Asia	EMEA	Corporate & Other

OPERATING REVENUES
Premiums	$10,267	$7,859	$1,824	$547	$37
Universal life and investment-type product policy fees	2,336	1,775	417	113	31
Net investment income	5,111	4,250	716	120	25
Other revenues	531	463	28	11	29
Total operating revenues	18,245	14,347	2,985	791	122

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	10,287	8,638	1,367	269	13
Interest credited to policyholder account balances	1,409	996	369	36	8
Capitalization of DAC	(1,034)	(390)	(456)	(169)	(19)
Amortization of DAC and VOBA	953	477	330	137	9
Amortization of negative VOBA	(98)	-	(89)	(9)	-
Interest expense on debt	293	6	-	-	287
Other expenses	4,321	2,456	979	454	432
Total operating expenses	16,131	12,183	2,500	718	730

Operating earnings before provision for income tax	2,114	2,164	485	73	(608)
Provision for income tax expense (benefit)	500	685	150	(12)	(323)
Operating earnings	1,614	1,479	335	85	(285)
Preferred stock dividends	31	-	-	-	31
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1,583	$1,479	$335	$85	$(316)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$1,614	$1,479	$335	$85	$(285)
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	230	82	137	(1)	12
Net derivative gains (losses)	185	310	(410)	11	274
Premiums	5	(1)	-	6	-
Universal life and investment-type product policy fees	103	97	3	3	-
Net investment income	338	(182)	281	231	8
Other revenues	13	-	(5)	-	18
Policyholder benefits and claims and policyholder dividends	(320)	(242)	(75)	(3)	-
Interest credited to policyholder account balances	(539)	(24)	(289)	(226)	-
Capitalization of DAC	-	-	-	-	-
Amortization of DAC and VOBA	(5)	-	(2)	(3)	-
Amortization of negative VOBA	11	-	11	-	-
Interest expense on debt	(4)	-	-	-	(4)
Other expenses	(55)	3	4	(3)	(59)
Goodwill impairment	-	-	-	-	-
Provision for income tax (expense) benefit	(49)	(25)	99	(28)	(95)
Income (loss) from continuing operations, net of income tax	1,527	1,497	89	72	(131)
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-
Net income (loss)	1,527	1,497	89	72	(131)
Less: Net income (loss) attributable to noncontrolling interests	6	2	4	(1)	1
Net income (loss) attributable to MetLife, Inc.	1,521	1,495	85	73	(132)
Less: Preferred stock dividends	31	-	-	-	31
Net income (loss) available to MetLife, Inc.’s common shareholders	$1,490	$1,495	$85	$73	$(163)

Total Operating Premiums, Fees and Other Revenues	$13,134	$10,097	$2,269	$671	$97

METLIFE CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended December 31, 2013
Unaudited (In millions)	Consolidated	Americas	Asia	EMEA	Corporate & Other

OPERATING REVENUES
Premiums	$10,269	$7,750	$1,901	$586	$32
Universal life and investment-type product policy fees	2,317	1,786	398	99	34
Net investment income	5,257	4,273	764	126	94
Other revenues	487	437	29	15	6
Total operating revenues	18,330	14,246	3,092	826	166

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	10,304	8,589	1,401	303	11
Interest credited to policyholder account balances	1,468	1,017	404	38	9
Capitalization of DAC	(1,165)	(419)	(560)	(172)	(14)
Amortization of DAC and VOBA	983	470	356	157	-
Amortization of negative VOBA	(156)	-	(102)	(54)	-
Interest expense on debt	296	2	-	1	293
Other expenses	4,478	2,490	1,124	459	405
Total operating expenses	16,208	12,149	2,623	732	704

Operating earnings before provision for income tax	2,122	2,097	469	94	(538)
Provision for income tax expense (benefit)	537	678	145	5	(291)
Operating earnings	1,585	1,419	324	89	(247)
Preferred stock dividends	31	-	-	-	31
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1,554	$1,419	$324	$89	$(278)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$1,585	$1,419	$324	$89	$(247)
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(178)	(1)	78	(65)	(190)
Net derivative gains (losses)	(373)	(8)	(183)	(26)	(156)
Premiums	2	2	-	-	-
Universal life and investment-type product policy fees	100	93	(2)	9	-
Net investment income	590	(87)	400	255	22
Other revenues	(13)	-	(13)	-	-
Policyholder benefits and claims and policyholder dividends	(281)	(316)	(18)	53	-
Interest credited to policyholder account balances	(675)	(38)	(407)	(230)	-
Capitalization of DAC	-	-	-	-	-
Amortization of DAC and VOBA	56	64	3	(11)	-
Amortization of negative VOBA	13	-	13	-	-
Interest expense on debt	(27)	-	-	-	(27)
Other expenses	(68)	-	6	3	(77)
Goodwill impairment	-	-	-	-	-
Provision for income tax (expense) benefit (1)	184	87	(44)	3	138
Income (loss) from continuing operations, net of income tax	915	1,215	157	80	(537)
Income (loss) from discontinued operations, net of income tax	1	1	-	-	-
Net income (loss)	916	1,216	157	80	(537)
Less: Net income (loss) attributable to noncontrolling interests	8	5	7	-	(4)
Net income (loss) attributable to MetLife, Inc.	908	1,211	150	80	(533)
Less: Preferred stock dividends	31	-	-	-	31
Net income (loss) available to MetLife, Inc.’s common shareholders	$877	$1,211	$150	$80	$(564)

Total Operating Premiums, Fees and Other Revenues	$13,073	$9,973	$2,328	$700	$72
(1) Consolidated and Asia results include a deferred tax expense of $86 million related to the conversion of the Japan branch to a subsidiary.

METLIFE CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Year Ended December 31, 2014
Unaudited (In millions)	Consolidated	Americas	Asia	EMEA	Corporate & Other

OPERATING REVENUES
Premiums	$39,022	$28,994	$7,566	$2,309	$153
Universal life and investment-type product policy fees	9,541	7,255	1,693	466	127
Net investment income	20,484	16,943	2,856	508	177
Other revenues	2,033	1,799	106	60	68
Total operating revenues	71,080	54,991	12,221	3,343	525

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	39,478	32,597	5,724	1,053	104
Interest credited to policyholder account balances	5,661	3,935	1,544	148	34
Capitalization of DAC	(4,182)	(1,528)	(1,914)	(680)	(60)
Amortization of DAC and VOBA	4,027	2,004	1,397	613	13
Amortization of negative VOBA	(396)	(1)	(364)	(31)	-
Interest expense on debt	1,178	11	-	-	1,167
Other expenses	16,254	9,455	3,971	1,810	1,018
Total operating expenses	62,020	46,473	10,358	2,913	2,276

Operating earnings before provision for income tax	9,060	8,518	1,863	430	(1,751)
Provision for income tax expense (benefit)	2,378	2,814	575	68	(1,079)
Operating earnings	6,682	5,704	1,288	362	(672)
Preferred stock dividends	122	-	-	-	122
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$6,560	$5,704	$1,288	$362	$(794)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$6,682	$5,704	$1,288	$362	$(672)
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses) (1)	(197)	(448)	512	(17)	(244)
Net derivative gains (losses)	1,317	1,381	(532)	114	354
Premiums	45	(1)	-	46	-
Universal life and investment-type product policy fees	405	383	11	11	-
Net investment income	669	(572)	393	810	38
Other revenues	(3)	1	(22)	-	18
Policyholder benefits and claims and policyholder dividends	(1,000)	(809)	(170)	(21)	-
Interest credited to policyholder account balances	(1,282)	(100)	(403)	(779)	-
Capitalization of DAC	1	-	-	1	-
Amortization of DAC and VOBA	(105)	(95)	3	(13)	-
Amortization of negative VOBA	46	-	46	-	-
Interest expense on debt	(38)	-	-	-	(38)
Other expenses	(114)	-	20	(19)	(115)
Goodwill impairment	-	-	-	-	-
Provision for income tax (expense) benefit	(87)	31	35	(88)	(65)
Income (loss) from continuing operations, net of income tax	6,339	5,475	1,181	407	(724)
Income (loss) from discontinued operations, net of income tax	(3)	(3)	-	-	-
Net income (loss)	6,336	5,472	1,181	407	(724)
Less: Net income (loss) attributable to noncontrolling interests	27	13	19	1	(6)
Net income (loss) attributable to MetLife, Inc.	6,309	5,459	1,162	406	(718)
Less: Preferred stock dividends	122	-	-	-	122
Net income (loss) available to MetLife, Inc.’s common shareholders	$6,187	$5,459	$1,162	$406	$(840)

Total Operating Premiums, Fees and Other Revenues	$50,596	$38,048	$9,365	$2,835	$348
(1) Consolidated and Americas results include a pre-tax net investment loss of $633 million related to the sale of the wholly-owned subsidiary, MetLife Assurance Ltd.

METLIFE CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Year Ended December 31, 2013
Unaudited (In millions)	Consolidated	Americas	Asia	EMEA	Corporate & Other

OPERATING REVENUES
Premiums	$37,583	$27,369	$7,801	$2,297	$116
Universal life and investment-type product policy fees	9,085	6,838	1,722	386	139
Net investment income	20,394	16,621	2,915	498	360
Other revenues	1,954	1,737	92	97	28
Total operating revenues	69,016	52,565	12,530	3,278	643

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	37,746	30,889	5,755	1,039	63
Interest credited to policyholder account balances	6,015	4,136	1,690	147	42
Capitalization of DAC	(4,786)	(1,901)	(2,143)	(714)	(28)
Amortization of DAC and VOBA	4,083	1,857	1,542	683	1
Amortization of negative VOBA	(524)	(2)	(427)	(95)	-
Interest expense on debt	1,159	10	-	1	1,148
Other expenses	16,596	9,580	4,312	1,810	894
Total operating expenses	60,289	44,569	10,729	2,871	2,120

Operating earnings before provision for income tax	8,727	7,996	1,801	407	(1,477)
Provision for income tax expense (benefit)	2,344	2,641	557	78	(932)
Operating earnings	6,383	5,355	1,244	329	(545)
Preferred stock dividends	122	-	-	-	122
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$6,261	$5,355	$1,244	$329	$(667)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$6,383	$5,355	$1,244	$329	$(545)
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses) (1)	161	61	343	(16)	(227)
Net derivative gains (losses)	(3,239)	(1,659)	(1,057)	(6)	(517)
Premiums	91	91	-	-	-
Universal life and investment-type product policy fees	366	349	2	15	-
Net investment income	1,838	(358)	1,420	666	110
Other revenues	(34)	-	(34)	-	-
Policyholder benefits and claims and policyholder dividends	(1,620)	(1,332)	(341)	53	-
Interest credited to policyholder account balances	(2,164)	(113)	(1,420)	(631)	-
Capitalization of DAC	-	-	-	-	-
Amortization of DAC and VOBA	533	534	15	(16)	-
Amortization of negative VOBA	55	-	55	-	-
Interest expense on debt	(123)	-	-	-	(123)
Other expenses (1)	(539)	(15)	(132)	(12)	(380)
Goodwill impairment	-	-	-	-	-
Provision for income tax (expense) benefit (1), (2)	1,683	840	487	(33)	389
Income (loss) from continuing operations, net of income tax	3,391	3,753	582	349	(1,293)
Income (loss) from discontinued operations, net of income tax	2	1	(3)	-	4
Net income (loss)	3,393	3,754	579	349	(1,289)
Less: Net income (loss) attributable to noncontrolling interests	25	5	22	3	(5)
Net income (loss) attributable to MetLife, Inc.	3,368	3,749	557	346	(1,284)
Less: Preferred stock dividends	122	-	-	-	122
Net income (loss) available to MetLife, Inc.’s common shareholders	$3,246	$3,749	$557	$346	$(1,406)

Total Operating Premiums, Fees and Other Revenues	$48,622	$35,944	$9,615	$2,780	$283

(1)          Consolidated and Asia results include net investment gains of $19 million, expenses of $154 million and a tax benefit of $119 million related to a settlement of an acquisition tax contingency.

(2)          Consolidated and Asia results include a deferred tax benefit of $9 million related to the conversion of the Japan branch to a subsidiary and a deferred tax benefit of $52 million due to a revised estimate of effective tax rates related to net investment gains (losses) and other comprehensive income.

METLIFE SUMMARY OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)
	For the Three Months Ended
Unaudited (In millions)	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014

AMERICAS

RETAIL	$658	$612	$652	$699	$683

GROUP, VOLUNTARY & WORKSITE BENEFITS	231	188	205	237	235

CORPORATE BENEFIT FUNDING	357	355	374	408	374

LATIN AMERICA	173	183	160	152	187

AMERICAS TOTAL	$1,419	$1,338	$1,391	$1,496	$1,479

ASIA	324	328	319	306	335

EMEA	89	88	93	96	85

CORPORATE & OTHER	(278)	(192)	(213)	(73)	(316)

METLIFE TOTAL	$1,554	$1,562	$1,590	$1,825	$1,583

(1)          A reconciliation of operating earnings to income (loss) from continuing operations, net of income tax, for each segment and Corporate & Other appears in the QFS as follows: (i) Retail, Page 12, (ii) Group, Voluntary & Worksite Benefits, Page 18, (iii) Corporate Benefit Funding, Page 21, (iv) Latin America, Page 24, (v) Asia, Page 25, (vi) EMEA, Page 26, and (vii) Corporate & Other, Page 27. A consolidated reconciliation of operating earnings to income (loss) from continuing operations, net of income tax, appears on Page 6.

AMERICAS RETAIL STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	December 31, 2013	December 31, 2014

OPERATING REVENUES
Premiums	$1,793	$1,724	$1,812	$1,869	$1,875	$6,528	$7,280
Universal life and investment-type product policy fees	1,250	1,247	1,256	1,311	1,260	4,912	5,074
Net investment income	2,022	2,014	1,963	1,983	1,993	7,898	7,953
Other revenues	251	245	265	275	274	1,018	1,059
Total operating revenues	5,316	5,230	5,296	5,438	5,402	20,356	21,366

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	2,369	2,407	2,438	2,555	2,451	9,028	9,851
Interest credited to policyholder account balances	581	555	561	567	562	2,331	2,245
Capitalization of DAC	(273)	(234)	(249)	(239)	(247)	(1,309)	(969)
Amortization of DAC and VOBA	342	429	378	335	373	1,384	1,515
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	(1)	2	-	1
Other expenses	1,296	1,142	1,177	1,156	1,220	5,084	4,695
Total operating expenses	4,315	4,299	4,305	4,373	4,361	16,518	17,338

Operating earnings before provision for income tax	1,001	931	991	1,065	1,041	3,838	4,028
Provision for income tax expense (benefit)	343	319	339	366	358	1,314	1,382
Operating earnings	658	612	652	699	683	2,524	2,646
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$658	$612	$652	$699	$683	$2,524	$2,646

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$658	$612	$652	$699	$683	$2,524	$2,646
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	2	6	10	9	(32)	70	(7)
Net derivative gains (losses)	55	71	225	283	(15)	(724)	564
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	92	93	92	96	96	343	377
Net investment income	(117)	(117)	(114)	(109)	(117)	(471)	(457)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(367)	(118)	(215)	(34)	(129)	(1,332)	(496)
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	64	(5)	(37)	(53)	-	534	(95)
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	96	25	14	(68)	71	554	42
Income (loss) from continuing operations, net of income tax	483	567	627	823	557	1,498	2,574
Income (loss) from discontinued operations, net of income tax	1	(2)	-	-	-	1	(2)
Net income (loss)	484	565	627	823	557	1,499	2,572
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	484	565	627	823	557	1,499	2,572
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$484	$565	$627	$823	$557	$1,499	$2,572

Total Operating Premiums, Fees and Other Revenues	$3,294	$3,216	$3,333	$3,455	$3,409	$12,458	$13,413

AMERICAS RETAIL - LIFE & OTHER STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	December 31, 2013	December 31, 2014

OPERATING REVENUES
Premiums	$1,617	$1,486	$1,508	$1,521	$1,627	$6,069	$6,142
Universal life and investment-type product policy fees	395	400	394	434	402	1,623	1,630
Net investment income	1,254	1,235	1,204	1,231	1,244	4,834	4,914
Other revenues	144	137	154	165	166	600	622
Total operating revenues	3,410	3,258	3,260	3,351	3,439	13,126	13,308

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	2,045	2,032	1,991	1,974	2,055	7,995	8,052
Interest credited to policyholder account balances	226	219	226	230	229	889	904
Capitalization of DAC	(172)	(145)	(168)	(158)	(163)	(729)	(634)
Amortization of DAC and VOBA	171	201	196	164	193	804	754
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	(1)	(1)	1	(1)	(1)
Other expenses	713	586	639	614	640	2,692	2,479
Total operating expenses	2,983	2,893	2,883	2,823	2,955	11,650	11,554

Operating earnings before provision for income tax	427	365	377	528	484	1,476	1,754
Provision for income tax expense (benefit)	142	121	124	178	163	487	586
Operating earnings	285	244	253	350	321	989	1,168
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$285	$244	$253	$350	$321	$989	$1,168

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$285	$244	$253	$350	$321	$989	$1,168
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(1)	(14)	1	(9)	(35)	19	(57)
Net derivative gains (losses)	11	69	6	98	119	(179)	292
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	(1)	-	-	(9)	(1)
Net investment income	(53)	(55)	(54)	(56)	(57)	(201)	(222)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	6	-	6
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	(20)	(16)	(11)	68	(19)	(54)	22
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	23	6	21	(36)	(2)	149	(11)
Income (loss) from continuing operations, net of income tax	245	234	215	415	333	714	1,197
Income (loss) from discontinued operations, net of income tax	1	(2)	-	-	-	1	(2)
Net income (loss)	246	232	215	415	333	715	1,195
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	246	232	215	415	333	715	1,195
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$246	$232	$215	$415	$333	$715	$1,195

Total Operating Premiums, Fees and Other Revenues	$2,156	$2,023	$2,056	$2,120	$2,195	$8,292	$8,394

AMERICAS RETAIL - ANNUITIES STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	December 31, 2013	December 31, 2014

OPERATING REVENUES
Premiums	$176	$238	$304	$348	$248	$459	$1,138
Universal life and investment-type product policy fees	855	847	862	877	858	3,289	3,444
Net investment income	768	779	759	752	749	3,064	3,039
Other revenues	107	108	111	110	108	418	437
Total operating revenues	1,906	1,972	2,036	2,087	1,963	7,230	8,058

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	324	375	447	581	396	1,033	1,799
Interest credited to policyholder account balances	355	336	335	337	333	1,442	1,341
Capitalization of DAC	(101)	(89)	(81)	(81)	(84)	(580)	(335)
Amortization of DAC and VOBA	171	228	182	171	180	580	761
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	1	-	1	1	2
Other expenses	583	556	538	542	580	2,392	2,216
Total operating expenses	1,332	1,406	1,422	1,550	1,406	4,868	5,784

Operating earnings before provision for income tax	574	566	614	537	557	2,362	2,274
Provision for income tax expense (benefit)	201	198	215	188	195	827	796
Operating earnings	373	368	399	349	362	1,535	1,478
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$373	$368	$399	$349	$362	$1,535	$1,478

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$373	$368	$399	$349	$362	$1,535	$1,478
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	3	20	9	18	3	51	50
Net derivative gains (losses)	44	2	219	185	(134)	(545)	272
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	92	93	93	96	96	352	378
Net investment income	(64)	(62)	(60)	(53)	(60)	(270)	(235)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(367)	(118)	(215)	(34)	(135)	(1,332)	(502)
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	84	11	(26)	(121)	19	588	(117)
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	73	19	(7)	(32)	73	405	53
Income (loss) from continuing operations, net of income tax	238	333	412	408	224	784	1,377
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	238	333	412	408	224	784	1,377
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	238	333	412	408	224	784	1,377
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$238	$333	$412	$408	$224	$784	$1,377

Total Operating Premiums, Fees and Other Revenues	$1,138	$1,193	$1,277	$1,335	$1,214	$4,166	$5,019

AMERICAS RETAIL FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES LIFE & OTHER (1)
	For the Three Months Ended
Unaudited (In millions)	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014
Balance, beginning of period	$84,811	$85,300	$85,606	$85,875	$86,167

Premiums and deposits (2), (3)	2,110	1,980	1,985	1,928	1,959
Surrenders and withdrawals	(790)	(753)	(783)	(774)	(730)
Benefit payments	(707)	(851)	(804)	(749)	(637)

Net Flows	613	376	398	405	592

Net transfers from (to) separate account	35	28	27	25	23
Interest	827	824	833	836	835
Policy charges	(475)	(477)	(477)	(478)	(484)
Other	(511)	(445)	(512)	(496)	(347)

Balance, end of period	$85,300	$85,606	$85,875	$86,167	$86,786

ANNUITIES
	For the Three Months Ended
Unaudited (In millions)	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014
Balance, beginning of period	$48,428	$46,988	$46,899	$46,809	$47,529
Premiums and deposits (2), (3)	816	842	849	952	850
Surrenders and withdrawals	(1,372)	(1,163)	(912)	(894)	(1,520)
Benefit payments	(396)	(414)	(414)	(415)	(406)

Net Flows	(952)	(735)	(477)	(357)	(1,076)
Net transfers from (to) separate account	(119)	(21)	(10)	34	2
Interest	415	395	397	402	399
Policy charges	(12)	(13)	(14)	(13)	(10)
Other	(772)	285	14	654	757

Balance, end of period	$46,988	$46,899	$46,809	$47,529	$47,601

SEPARATE ACCOUNT LIABILITIES LIFE & OTHER
	For the Three Months Ended
Unaudited (In millions)	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014
Balance, beginning of period	$9,420	$9,945	$9,971	$10,198	$9,949
Premiums and deposits (3)	166	164	158	162	158
Surrenders and withdrawals	(102)	(113)	(111)	(119)	(99)
Benefit payments	(11)	(16)	(10)	(15)	(11)

Net Flows	53	35	37	28	48
Investment performance	647	151	354	(119)	334
Net transfers from (to) general account	(35)	(28)	(27)	(25)	(23)
Policy charges	(132)	(133)	(133)	(132)	(130)
Other	(8)	1	(4)	(1)	(5)

Balance, end of period	$9,945	$9,971	$10,198	$9,949	$10,173

ANNUITIES
	For the Three Months Ended
Unaudited (In millions)	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014
Balance, beginning of period	$155,977	$162,436	$162,713	$166,093	$160,995

Premiums and deposits (3)	1,451	1,331	1,344	1,290	1,370
Surrenders and withdrawals	(2,594)	(2,631)	(2,871)	(2,829)	(3,000)
Benefit payments	(301)	(320)	(359)	(321)	(330)

Net Flows	(1,444)	(1,620)	(1,886)	(1,860)	(1,960)
Investment performance	8,664	2,723	6,170	(2,261)	3,431
Net transfers from (to) general account	119	21	10	(34)	(2)
Policy charges	(880)	(849)	(913)	(943)	(910)
Other	-	2	(1)	-	(1)

Balance, end of period	$162,436	$162,713	$166,093	$160,995	$161,553

(1)          All of the retail property & casualty activity is reflected within the “Other” category.

(2)          Includes premiums and deposits directed to the General Account investment option of variable products.

(3)          Includes company sponsored internal exchanges.

AMERICAS RETAIL OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014

Direct and allocated expenses	$542	$445	$447	$431	$489
Pension and post-retirement benefit costs	60	58	57	67	57
Premium taxes, other taxes, and licenses & fees	43	39	47	40	38
Total fixed operating expenses	$645	$542	$551	$538	$584

Commissions and other variable expenses	651	600	626	618	636

Total other expenses	$1,296	$1,142	$1,177	$1,156	$1,220

SALES BY PRODUCT
	For the Three Months Ended
Unaudited (In millions)	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014

Life Sales (1)
Term Life	$22	$16	$16	$14	$21
Whole Life	41	29	36	30	37
Variable Life	8	7	16	7	9
Universal Life	16	12	12	10	11
Total life sales	$87	$64	$80	$61	$78

Annuity Sales (2)
Fixed and indexed annuity sales	$422	$426	$460	$505	$464
Variable annuity sales	1,669	1,603	1,602	1,533	1,606
Total annuity sales	$2,091	$2,029	$2,062	$2,038	$2,070

Annuity Separate Accounts and General Accounts
Separate Accounts
Total variable annuity separate accounts	$1,397	$1,290	$1,302	$1,248	$1,323
General Accounts
Fixed and indexed annuity	422	426	460	505	464
Variable annuity	272	313	300	285	283
Total general accounts	694	739	760	790	747
Total annuity premiums and deposits	$2,091	$2,029	$2,062	$2,038	$2,070

(1)          Statistical sales information is calculated using the LIMRA definition of sales for core direct sales, excluding company sponsored internal exchanges, corporate-owned life insurance, bank-owned life insurance, and private placement variable universal life insurance.

(2)          Statutory premiums direct and assumed, excluding company sponsored internal exchanges.

AMERICAS RETAIL SPREAD BY PRODUCT VARIABLE & UNIVERSAL LIFE (1)
	For the Three Months Ended
Unaudited	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014

Investment income yield excluding variable investment income	6.13%	6.13%	6.15%	6.06%	6.13%
Variable investment income yield	0.54%	0.53%	0.02%	0.51%	0.38%
Total investment income yield	6.67%	6.66%	6.17%	6.57%	6.51%
Average crediting rate	4.50%	4.50%	4.50%	4.51%	4.50%
Annualized general account spread	2.17%	2.16%	1.67%	2.06%	2.01%

Annualized general account spread excluding variable investment income yield	1.63%	1.63%	1.65%	1.55%	1.63%

DEFERRED ANNUITIES (2)
	For the Three Months Ended
Unaudited	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014

Investment income yield excluding variable investment income	6.01%	5.88%	5.84%	5.69%	5.56%
Variable investment income yield	0.27%	0.36%	0.24%	0.28%	0.20%
Total investment income yield	6.28%	6.24%	6.08%	5.97%	5.76%
Average crediting rate	3.38%	3.29%	3.29%	3.31%	3.30%
Annualized general account spread	2.90%	2.95%	2.79%	2.66%	2.46%

Annualized general account spread excluding variable investment income yield	2.63%	2.59%	2.55%	2.38%	2.26%

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions, except ratios)	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014

Life (3)
Operating premiums, fees and other revenues	$1,485	$1,368	$1,377	$1,427	$1,499
Interest Adjusted Benefit Ratio	54.2%	56.9%	48.9%	51.7%	53.9%

Lapse Ratio (4)
Traditional life	5.9%	5.8%	5.8%	5.9%	5.9%
Variable & universal life	4.5%	4.3%	4.1%	4.0%	3.8%
Fixed annuity	9.9%	10.5%	10.3%	10.1%	10.6%
Variable annuity	6.2%	6.3%	6.5%	6.7%	6.9%

Retail Property & Casualty
Operating premiums, fees and other revenues	$453	$447	$452	$457	$458
Combined ratio including catastrophes	88.6%	94.3%	107.5%	83.6%	85.8%
Combined ratio excluding catastrophes	85.2%	89.3%	83.6%	79.3%	81.5%

(1)          Represents the general account spread for variable & universal life, a component of Life & Other.

(2)          Represents the general account spread for deferred annuities, a component of Annuities.

(3)          Represents traditional life and variable & universal life, components of Life & Other.

(4)          Lapse ratios are calculated based on the average of the most recent 12 months of experience.

AMERICAS GROUP, VOLUNTARY & WORKSITE BENEFITS STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	December 31, 2013	December 31, 2014

OPERATING REVENUES
Premiums	$3,812	$4,002	$4,038	$4,010	$3,929	$15,250	$15,979
Universal life and investment-type product policy fees	167	177	181	180	178	688	716
Net investment income	472	453	458	473	460	1,856	1,844
Other revenues	102	107	104	103	106	418	420
Total operating revenues	4,553	4,739	4,781	4,766	4,673	18,212	18,959

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	3,546	3,781	3,789	3,729	3,598	14,227	14,897
Interest credited to policyholder account balances	39	40	39	38	39	155	156
Capitalization of DAC	(36)	(34)	(36)	(37)	(36)	(141)	(143)
Amortization of DAC and VOBA	36	36	35	38	40	140	149
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	1	1	1
Other expenses	619	628	638	634	670	2,380	2,570
Total operating expenses	4,204	4,451	4,465	4,402	4,312	16,762	17,630

Operating earnings before provision for income tax	349	288	316	364	361	1,450	1,329
Provision for income tax expense (benefit)	118	100	111	127	126	488	464
Operating earnings	231	188	205	237	235	962	865
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$231	$188	$205	$237	$235	$962	$865

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$231	$188	$205	$237	$235	$962	$865
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(7)	(11)	10	(9)	(29)	(21)	(39)
Net derivative gains (losses)	(64)	116	71	106	232	(676)	525
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	(43)	(39)	(42)	(41)	(45)	(172)	(167)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	39	(23)	(14)	(19)	(55)	304	(111)
Income (loss) from continuing operations, net of income tax	156	231	230	274	338	397	1,073
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	156	231	230	274	338	397	1,073
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	156	231	230	274	338	397	1,073
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$156	$231	$230	$274	$338	$397	$1,073

Operating Premiums, Fees and Other Revenues
Group	$3,455	$3,657	$3,684	$3,647	$3,563	$13,888	$14,551
Voluntary & Worksite	626	629	639	646	650	2,468	2,564
Total Group, Voluntary & Worksite Benefits	$4,081	$4,286	$4,323	$4,293	$4,213	$16,356	$17,115

AMERICAS GROUP, VOLUNTARY & WORKSITE BENEFITS FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES (1)
	For the Three Months Ended
Unaudited (In millions)	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014
Balance, beginning of period	$26,064	$26,228	$26,460	$26,657	$26,772
Premiums and deposits	4,283	4,546	4,500	4,845	4,548
Surrenders and withdrawals	(723)	(725)	(729)	(1,101)	(904)
Benefit payments	(3,213)	(3,390)	(3,364)	(3,392)	(3,210)

Net Flows	347	431	407	352	434
Net transfers from (to) separate account	-	-	-	-	-
Interest	221	219	223	227	227
Policy charges	(118)	(137)	(139)	(136)	(134)
Other	(286)	(281)	(294)	(328)	(361)

Balance, end of period	$26,228	$26,460	$26,657	$26,772	$26,938

SEPARATE ACCOUNT LIABILITIES
	For the Three Months Ended
Unaudited (In millions)	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014
Balance, beginning of period	$602	$644	$646	$667	$656
Premiums and deposits	50	54	52	53	52
Surrenders and withdrawals	(11)	(14)	(9)	(11)	(11)
Benefit payments	-	(1)	(2)	(1)	(1)

Net Flows	39	39	41	41	40
Investment performance	46	9	26	(5)	17
Net transfers from (to) general account	-	-	-	-	-
Policy charges	(42)	(44)	(45)	(45)	(44)
Other	(1)	(2)	(1)	(2)	-

Balance, end of period	$644	$646	$667	$656	$669
(1) All of the group property & casualty activity is reflected within the “Other” category.

AMERICAS GROUP, VOLUNTARY & WORKSITE BENEFITS OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014

Direct and allocated expenses	$442	$441	$432	$436	$464
Pension and post-retirement benefit costs	25	24	23	26	21
Premium taxes, other taxes, and licenses & fees	57	71	80	76	80
Total fixed operating expenses	$524	$536	$535	$538	$565

Commissions and other variable expenses	95	92	103	96	105

Total other expenses	$619	$628	$638	$634	$670

SPREAD (1)
	For the Three Months Ended
Unaudited	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014

Investment income yield excluding variable investment income	5.72%	5.57%	5.64%	5.63%	5.62%
Variable investment income yield	0.45%	0.34%	0.32%	0.51%	0.25%
Total investment income yield	6.17%	5.91%	5.96%	6.14%	5.87%
Average crediting rate	3.36%	3.36%	3.36%	3.37%	3.40%
Annualized general account spread	2.81%	2.55%	2.60%	2.77%	2.47%

Annualized general account spread excluding variable investment income yield	2.36%	2.21%	2.28%	2.26%	2.22%

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions, except ratios)	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014

Group Life (2)
Operating premiums, fees and other revenues	$1,368	$1,436	$1,435	$1,402	$1,399
Mortality ratio	87.9%	93.6%	87.3%	89.9%	88.4%

Group Non-Medical Health (3)
Operating premiums, fees and other revenues	$1,593	$1,695	$1,705	$1,669	$1,692
Interest Adjusted Loss Ratio (4)	80.9%	78.8%	82.6%	79.0%	77.4%

Group Property & Casualty (5)
Operating premiums, fees and other revenues	$367	$366	$371	$382	$388
Combined ratio including catastrophes	93.7%	98.2%	96.4%	91.0%	92.3%
Combined ratio excluding catastrophes	92.9%	94.3%	86.8%	86.2%	90.8%

(1)          Excludes group property & casualty.

(2)          Excludes accidental death and dismemberment (“AD&D”) and certain experience-rated contracts.

(3)          Includes dental, disability, long-term care (“LTC”), AD&D, critical illness, vision and other health.

(4)          Reflects actual claims experience and excludes the impact of interest credited on future policyholder benefits. The products within Group Non-Medical Health with interest credited on future policyholder benefits are LTC and disability.

(5)          Excludes the portion of group property & casualty reported in the Latin America segment.

AMERICAS CORPORATE BENEFIT FUNDING STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	December 31, 2013	December 31, 2014

OPERATING REVENUES
Premiums	$1,398	$301	$686	$451	$1,330	$2,767	$2,768
Universal life and investment-type product policy fees	60	57	55	60	54	247	226
Net investment income	1,445	1,410	1,443	1,493	1,453	5,621	5,799
Other revenues	70	68	75	71	72	278	286
Total operating revenues	2,973	1,836	2,259	2,075	2,909	8,913	9,079

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	2,012	888	1,273	1,033	1,912	5,180	5,106
Interest credited to policyholder account balances	293	278	287	279	296	1,233	1,140
Capitalization of DAC	(2)	(1)	(18)	(11)	(1)	(27)	(31)
Amortization of DAC and VOBA	2	4	6	5	4	23	19
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	2	2	2	2	3	9	9
Other expenses	120	120	134	139	120	504	513
Total operating expenses	2,427	1,291	1,684	1,447	2,334	6,922	6,756

Operating earnings before provision for income tax	546	545	575	628	575	1,991	2,323
Provision for income tax expense (benefit)	189	190	201	220	201	696	812
Operating earnings	357	355	374	408	374	1,295	1,511
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$357	$355	$374	$408	$374	$1,295	$1,511

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$357	$355	$374	$408	$374	$1,295	$1,511
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses) (1)	(12)	(541)	(195)	180	124	(8)	(432)
Net derivative gains (losses)	9	103	125	28	96	(235)	352
Premiums	4	-	2	-	-	92	2
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	44	40	11	(15)	(22)	205	14
Other revenues	-	-	1	-	-	-	1
Policyholder benefits and claims and policyholder dividends	(30)	(33)	(28)	(5)	(31)	(178)	(97)
Interest credited to policyholder account balances	(3)	(3)	(4)	(4)	(3)	(13)	(14)
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	(5)	(6)	(4)	(7)	(1)	(19)	(18)
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(4)	148	24	(63)	(57)	53	52
Income (loss) from continuing operations, net of income tax	360	63	306	522	480	1,192	1,371
Income (loss) from discontinued operations, net of income tax	-	(1)	-	-	-	-	(1)
Net income (loss)	360	62	306	522	480	1,192	1,370
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	360	62	306	522	480	1,192	1,370
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$360	$62	$306	$522	$480	$1,192	$1,370

Total Operating Premiums, Fees and Other Revenues	$1,528	$426	$816	$582	$1,456	$3,292	$3,280

(1) The three months ended March 31, 2014 and June 30, 2014 include a pre-tax net investment loss of $495 million and $138 million, respectively, and the year ended December 31, 2014 includes a pre-tax net investment loss of $633 million, related to the sale of the wholly-owned  subsidiary, MetLife Assurance Ltd.

AMERICAS CORPORATE BENEFIT FUNDING FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES
	For the Three Months Ended
Unaudited (In millions)	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014
Balance, beginning of period	$111,203	$112,454	$110,073	$111,317	$113,467
Premiums and deposits	13,100	11,769	20,774	18,194	16,797
Surrenders and withdrawals	(11,584)	(14,691)	(16,760)	(15,013)	(15,761)
Benefit payments	(848)	(869)	(870)	(915)	(878)

Net Flows	668	(3,791)	3,144	2,266	158
Net transfers from (to) separate account	2	30	(6)	10	(14)
Interest	962	941	952	946	956
Policy charges	(15)	(38)	(40)	(39)	(17)
Other	(366)	477	(2,806)	(1,033)	745

Balance, end of period	$112,454	$110,073	$111,317	$113,467	$115,295

SEPARATE ACCOUNT LIABILITIES
	For the Three Months Ended
Unaudited (In millions)	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014
Balance, beginning of period	$76,029	$77,023	$79,612	$81,721	$81,967

Premiums and deposits	1,915	2,244	3,997	1,041	233
Surrenders and withdrawals	(1,127)	(1,530)	(2,444)	(1,935)	(1,174)
Benefit payments	(16)	(21)	(13)	(18)	(14)

Net Flows	772	693	1,540	(912)	(955)
Investment performance	787	1,395	1,661	25	1,456
Net transfers from (to) general account	(2)	(30)	6	(10)	14
Policy charges	(81)	(77)	(83)	(81)	(79)
Other	(482)	608	(1,015)	1,224	(1,253)

Balance, end of period	$77,023	$79,612	$81,721	$81,967	$81,150

AMERICAS CORPORATE BENEFIT FUNDING OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014

Direct and allocated expenses	$68	$70	$65	$72	$78
Pension and post-retirement benefit costs	14	13	13	14	11
Premium taxes, other taxes, and licenses & fees	2	5	-	4	(2)
Total fixed operating expenses	$84	$88	$78	$90	$87

Commissions and other variable expenses	36	32	56	49	33
Total other expenses	$120	$120	$134	$139	$120

SPREAD
	For the Three Months Ended
Unaudited	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014

Investment income yield excluding variable investment income	4.77%	4.67%	4.77%	4.81%	4.67%
Variable investment income yield	0.44%	0.39%	0.44%	0.49%	0.32%
Total investment income yield	5.21%	5.06%	5.21%	5.30%	4.99%
Average crediting rate	3.44%	3.41%	3.44%	3.35%	3.34%
Annualized general account spread	1.77%	1.65%	1.77%	1.95%	1.65%

Annualized general account spread excluding variable investment income yield	1.33%	1.26%	1.33%	1.46%	1.33%

AMERICAS LATIN AMERICA STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	December 31, 2013	December 31, 2014

OPERATING REVENUES
Premiums	$747	$668	$780	$794	$725	$2,824	$2,967
Universal life and investment-type product policy fees	309	311	317	328	283	991	1,239
Net investment income	334	325	332	346	344	1,246	1,347
Other revenues	14	7	9	7	11	23	34
Total operating revenues	1,404	1,311	1,438	1,475	1,363	5,084	5,587

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	662	604	743	719	677	2,454	2,743
Interest credited to policyholder account balances	104	98	100	97	99	417	394
Capitalization of DAC	(108)	(89)	(93)	(97)	(106)	(424)	(385)
Amortization of DAC and VOBA	90	79	81	101	60	310	321
Amortization of negative VOBA	-	-	(1)	-	-	(2)	(1)
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	455	402	412	417	446	1,612	1,677
Total operating expenses	1,203	1,094	1,242	1,237	1,176	4,367	4,749

Operating earnings before provision for income tax	201	217	196	238	187	717	838
Provision for income tax expense (benefit)	28	34	36	86	-	143	156
Operating earnings	173	183	160	152	187	574	682
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$173	$183	$160	$152	$187	$574	$682

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$173	$183	$160	$152	$187	$574	$682
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	16	29	(14)	(4)	19	20	30
Net derivative gains (losses)	(8)	(4)	8	(61)	(3)	(24)	(60)
Premiums	(2)	(1)	-	(1)	(1)	(1)	(3)
Universal life and investment-type product policy fees	1	2	1	2	1	6	6
Net investment income	29	3	19	14	2	80	38
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	81	(83)	(144)	93	(82)	178	(216)
Interest credited to policyholder account balances	(35)	(14)	(28)	(23)	(21)	(100)	(86)
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	5	6	6	2	4	4	18
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(44)	19	38	(25)	16	(71)	48
Income (loss) from continuing operations, net of income tax	216	140	46	149	122	666	457
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	216	140	46	149	122	666	457
Less: Net income (loss) attributable to noncontrolling interests	5	5	4	2	2	5	13
Net income (loss) attributable to MetLife, Inc.	211	135	42	147	120	661	444
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$211	$135	$42	$147	$120	$661	$444

Total Operating Premiums, Fees and Other Revenues	$1,070	$986	$1,106	$1,129	$1,019	$3,838	$4,240

ASIA STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	December 31, 2013	December 31, 2014

OPERATING REVENUES
Premiums	$1,901	$1,890	$1,913	$1,939	$1,824	$7,801	$7,566
Universal life and investment-type product policy fees	398	389	400	487	417	1,722	1,693
Net investment income	764	693	717	730	716	2,915	2,856
Other revenues	29	27	24	27	28	92	106
Total operating revenues	3,092	2,999	3,054	3,183	2,985	12,530	12,221

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	1,401	1,397	1,425	1,535	1,367	5,755	5,724
Interest credited to policyholder account balances	404	387	394	394	369	1,690	1,544
Capitalization of DAC	(560)	(494)	(457)	(507)	(456)	(2,143)	(1,914)
Amortization of DAC and VOBA	356	338	362	367	330	1,542	1,397
Amortization of negative VOBA	(102)	(94)	(92)	(89)	(89)	(427)	(364)
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	1,124	990	976	1,026	979	4,312	3,971
Total operating expenses	2,623	2,524	2,608	2,726	2,500	10,729	10,358

Operating earnings before provision for income tax	469	475	446	457	485	1,801	1,863
Provision for income tax expense (benefit)	145	147	127	151	150	557	575
Operating earnings	324	328	319	306	335	1,244	1,288
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$324	$328	$319	$306	$335	$1,244	$1,288

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$324	$328	$319	$306	$335	$1,244	$1,288
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses) (1)	78	157	82	136	137	343	512
Net derivative gains (losses)	(183)	(7)	(35)	(80)	(410)	(1,057)	(532)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	(2)	-	1	7	3	2	11
Net investment income	400	(35)	2	145	281	1,420	393
Other revenues	(13)	(13)	(4)	-	(5)	(34)	(22)
Policyholder benefits and claims and policyholder dividends	(18)	(18)	(26)	(51)	(75)	(341)	(170)
Interest credited to policyholder account balances	(407)	35	2	(151)	(289)	(1,420)	(403)
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	3	1	3	1	(2)	15	3
Amortization of negative VOBA	13	12	12	11	11	55	46
Interest expense on debt	-	-	-	-	-	-	-
Other expenses (1)	6	6	4	6	4	(132)	20
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit (1), (2)	(44)	(41)	(27)	4	99	487	35
Income (loss) from continuing operations, net of income tax	157	425	333	334	89	582	1,181
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	(3)	-
Net income (loss)	157	425	333	334	89	579	1,181
Less: Net income (loss) attributable to noncontrolling interests	7	6	4	5	4	22	19
Net income (loss) attributable to MetLife, Inc.	150	419	329	329	85	557	1,162
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$150	$419	$329	$329	$85	$557	$1,162

Total Operating Premiums, Fees and Other Revenues	$2,328	$2,306	$2,337	$2,453	$2,269	$9,615	$9,365

(1)         The year ended December 31, 2013 includes net investment gains of $19 million, expenses of $154 million and a tax benefit of $119 million, which are related to the settlement of an acquisition tax contingency.

(2)         The three months and year ended December 31, 2013 include a deferred tax benefit (expense) of ($86) million and $9 million, respectively, related to the conversion of the Japan branch to a subsidiary. The year ended December 31, 2013 also includes a deferred tax benefit of $52 million due to a revised estimate of effective tax rates related to net investment gains (losses) and other comprehensive income.

EMEA STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	December 31, 2013	December 31, 2014

OPERATING REVENUES
Premiums	$586	$597	$584	$581	$547	$2,297	$2,309
Universal life and investment-type product policy fees	99	109	117	127	113	386	466
Net investment income	126	123	134	131	120	498	508
Other revenues	15	16	11	22	11	97	60
Total operating revenues	826	845	846	861	791	3,278	3,343

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	303	261	271	252	269	1,039	1,053
Interest credited to policyholder account balances	38	34	35	43	36	147	148
Capitalization of DAC	(172)	(176)	(170)	(165)	(169)	(714)	(680)
Amortization of DAC and VOBA	157	164	160	152	137	683	613
Amortization of negative VOBA	(54)	(9)	(6)	(7)	(9)	(95)	(31)
Interest expense on debt	1	-	-	-	-	1	-
Other expenses	459	456	446	454	454	1,810	1,810
Total operating expenses	732	730	736	729	718	2,871	2,913

Operating earnings before provision for income tax	94	115	110	132	73	407	430
Provision for income tax expense (benefit)	5	27	17	36	(12)	78	68
Operating earnings	89	88	93	96	85	329	362
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$89	$88	$93	$96	$85	$329	$362

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$89	$88	$93	$96	$85	$329	$362
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(65)	(9)	2	(9)	(1)	(16)	(17)
Net derivative gains (losses)	(26)	38	49	16	11	(6)	114
Premiums	-	3	18	19	6	-	46
Universal life and investment-type product policy fees	9	3	4	1	3	15	11
Net investment income	255	87	273	219	231	666	810
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	53	(2)	(8)	(8)	(3)	53	(21)
Interest credited to policyholder account balances	(230)	(86)	(254)	(213)	(226)	(631)	(779)
Capitalization of DAC	-	-	1	-	-	-	1
Amortization of DAC and VOBA	(11)	(4)	(3)	(3)	(3)	(16)	(13)
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	3	(2)	-	(14)	(3)	(12)	(19)
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	3	(13)	(38)	(9)	(28)	(33)	(88)
Income (loss) from continuing operations, net of income tax	80	103	137	95	72	349	407
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	80	103	137	95	72	349	407
Less: Net income (loss) attributable to noncontrolling interests	-	-	1	1	(1)	3	1
Net income (loss) attributable to MetLife, Inc.	80	103	136	94	73	346	406
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$80	$103	$136	$94	$73	$346	$406

Total Operating Premiums, Fees and Other Revenues	$700	$722	$712	$730	$671	$2,780	$2,835

CORPORATE & OTHER STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	December 31, 2013	December 31, 2014

OPERATING REVENUES
Premiums	$32	$35	$40	$41	$37	$116	$153
Universal life and investment-type product policy fees	34	33	34	29	31	139	127
Net investment income	94	67	48	37	25	360	177
Other revenues	6	21	5	13	29	28	68
Total operating revenues	166	156	127	120	122	643	525

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	11	35	25	31	13	63	104
Interest credited to policyholder account balances	9	9	9	8	8	42	34
Capitalization of DAC	(14)	(18)	(8)	(15)	(19)	(28)	(60)
Amortization of DAC and VOBA	-	-	3	1	9	1	13
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	293	292	297	291	287	1,148	1,167
Other expenses	405	213	196	177	432	894	1,018
Total operating expenses	704	531	522	493	730	2,120	2,276

Operating earnings before provision for income tax	(538)	(375)	(395)	(373)	(608)	(1,477)	(1,751)
Provision for income tax expense (benefit)	(291)	(213)	(213)	(330)	(323)	(932)	(1,079)
Operating earnings	(247)	(162)	(182)	(43)	(285)	(545)	(672)
Preferred stock dividends	31	30	31	30	31	122	122
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$(278)	$(192)	$(213)	$(73)	$(316)	$(667)	$(794)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$(247)	$(162)	$(182)	$(43)	$(285)	$(545)	$(672)
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(190)	(42)	(20)	(194)	12	(227)	(244)
Net derivative gains (losses)	(156)	26	(132)	186	274	(517)	354
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	22	11	15	4	8	110	38
Other revenues	-	-	-	-	18	-	18
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	(27)	(18)	(13)	(3)	(4)	(123)	(38)
Other expenses	(77)	(7)	(18)	(31)	(59)	(380)	(115)
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	138	5	47	(22)	(95)	389	(65)
Income (loss) from continuing operations, net of income tax	(537)	(187)	(303)	(103)	(131)	(1,293)	(724)
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	4	-
Net income (loss)	(537)	(187)	(303)	(103)	(131)	(1,289)	(724)
Less: Net income (loss) attributable to noncontrolling interests	(4)	-	1	(8)	1	(5)	(6)
Net income (loss) attributable to MetLife, Inc.	(533)	(187)	(304)	(95)	(132)	(1,284)	(718)
Less: Preferred stock dividends	31	30	31	30	31	122	122
Net income (loss) available to MetLife, Inc.’s common shareholders	$(564)	$(217)	$(335)	$(125)	$(163)	$(1,406)	$(840)

Total Operating Premiums, Fees and Other Revenues	$72	$89	$79	$83	$97	$283	$348

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
	At or For the Three Months Ended
Unaudited (In millions, except yields)	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014
Fixed Maturity Securities
Yield (1)	4.90%	4.76%	4.90%	4.73%	4.84%
Investment income (2), (3), (4)	$3,786	$3,685	$3,796	$3,704	$3,761
Investment gains (losses) (3)	30	95	54	153	246
Ending carrying value (2), (3)	351,476	356,352	368,428	369,432	366,783
Mortgage Loans
Yield (1)	6.05%	5.08%	5.05%	5.44%	5.03%
Investment income (3), (4)	841	709	708	774	737
Investment gains (losses) (3)	-	(11)	16	(30)	(11)
Ending carrying value (3)	56,108	55,999	56,585	57,725	59,838
Real Estate and Real Estate Joint Ventures
Yield (1)	4.00%	3.45%	4.54%	3.69%	3.03%
Investment income (3)	104	89	114	94	79
Investment gains (losses) (3)	-	60	(1)	86	72
Ending carrying value	10,712	9,930	10,101	10,393	10,525
Policy Loans
Yield (1)	5.27%	5.33%	5.36%	5.37%	5.36%
Investment income	155	157	158	158	156
Ending carrying value	11,764	11,762	11,785	11,756	11,618
Equity Securities
Yield (1)	5.30%	3.86%	4.72%	3.95%	4.64%
Investment income	39	30	37	31	35
Investment gains (losses)	25	25	25	14	1
Ending carrying value	3,402	3,693	3,863	3,689	3,631
Other Limited Partnership Interests
Yield (1)	15.82%	17.28%	10.46%	14.77%	9.76%
Investment income	290	329	206	299	199
Investment gains (losses)	(7)	(2)	(36)	(14)	(26)
Ending carrying value	7,401	7,819	7,964	8,214	8,085
Cash and Short-term Investments
Yield (1)	1.01%	1.16%	1.05%	1.06%	1.02%
Investment income	42	45	39	40	37
Investment gains (losses)	3	(1)	-	-	12
Ending carrying value	21,540	22,481	19,759	21,023	19,429
Other Invested Assets (1)
Investment income	201	220	200	233	253
Investment gains (losses) (3)	(27)	(3)	(3)	(18)	(96)
Ending carrying value	16,229	16,433	17,116	17,905	21,283
Total Investments
Investment income yield (1)	5.20%	5.02%	5.01%	5.03%	4.97%
Investment fees and expenses yield	(0.15)%	(0.13)%	(0.13)%	(0.13)%	(0.14)%
Net Investment Income Yield (1), (3), (5)	5.05%	4.89%	4.88%	4.90%	4.83%
Investment income	$5,458	$5,264	$5,258	$5,333	$5,257
Investment fees and expenses	(152)	(136)	(139)	(137)	(144)
Net investment income including Divested businesses	5,306	5,128	5,119	5,196	5,113
Less: Net investment income from Divested businesses (5)	49	43	24	3	2
Net Investment Income (3)	$5,257	$5,085	$5,095	$5,193	$5,111
Ending Carrying Value (3)	$478,632	$484,469	$495,601	$500,137	$501,192
Investment portfolio gains (losses) including Divested businesses	$24	$163	$55	$191	$198
Less: Investment portfolio gains (losses) from Divested businesses (5)	(6)	-	-	2	-
Investment Portfolio Gains (Losses) (3), (5)	$30	$163	$55	$189	$198
Gross investment gains	$331	$441	$270	$419	$559
Gross investment losses	(232)	(258)	(127)	(167)	(237)
Writedowns	(69)	(20)	(88)	(63)	(124)
Investment Portfolio Gains (Losses) (3), (5)	30	163	55	189	198
Investment portfolio gains (losses) income tax (expense) benefit	(42)	(32)	(55)	(104)	(69)
Investment Portfolio Gains (Losses), Net of Income Tax	$(12)	$131	$-	$85	$129

Derivative Gains (Losses) including Divested businesses	$(560)	$152	$135	$306	$(18)
Less: Derivative gains (losses) from Divested businesses (5)	(1)	35	45	-	-
Derivative gains (losses) (3), (5)	(559)	117	90	306	(18)
Derivative gains (losses) income tax (expense) benefit	202	(39)	(19)	(119)	(22)
Derivative Gains (Losses), Net of Income Tax	$(357)	$78	$71	$187	$(40)

(1)          Yields are calculated as investment income as a percent of average quarterly asset carrying values. Investment income excludes recognized gains and losses and reflects the GAAP adjustments described on Page 2 and as presented on Page A-1. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as consolidated securitization entities (“CSEs”) and contractholder-directed unit-linked investments. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)          Fixed maturity securities includes $1,289 million, $1,283 million, $1,372 million, $1,362 million and $1,358 million in ending carrying value, and $41 million, $37 million, $44 million, $14 million and $8 million of investment income related to fair value option and trading securities at or for the three months ended December 31, 2013, March 31, 2014, June 30, 2014, September 30, 2014 and December 31, 2014, respectively.

(3)          The reconciliation of the remaining yield table captions to the most directly comparable measures presented in accordance with GAAP are as follows at or for the periods ended December 31, 2013, March 31, 2014, June 30, 2014, September 30, 2014 and December 31, 2014, respectively: A) Fair value option and trading securities (included within fixed maturity securities above) ending carrying value excludes contractholder-directed unit-linked investments of $16,111 million, $16,192 million, $16,441 million, $15,866 million and $15,316 million; B) Ending carrying value excludes the following effects of consolidating under GAAP certain VIEs that are treated as CSEs: Fair value option and trading securities (included within fixed maturity securities above) of $23 million, $19 million, $18 million, $18 million and $15 million, mortgage loans of $1,598 million, $1,140 million, $638 million, $313 million and $280 million; C) Net investment income adjustments as presented on Page A-1; D) Investment portfolio gains (losses) as presented above and the GAAP adjustments as presented below; and E) Derivative gains (losses) as presented above and GAAP adjustments as presented below:

	For the Three Months Ended
	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014
Investment portfolio gains (losses) including Divested businesses - in above yield table	$24	$163	$55	$189	$198
Real estate discontinued operations	-	5	-	-	-
Net investment gains (losses) related to CSEs	13	2	1	3	(1)
Other gains (losses) reported in net investment gains (losses) on GAAP basis	(215)	(581)	(181)	(83)	33
Net investment gains (losses) - GAAP basis	$(178)	$(411)	$(125)	$109	$230

	For the Three Months Ended
	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014
Derivative gains (losses) including Divested businesses - in above yield table	$(560)	$152	$135	$306	$(18)
Investment hedge adjustments (5)	170	175	169	169	192
Joint venture adjustments	1	-	(1)	(1)	3
Settlement of foreign currency earnings hedges	13	13	4	-	5
PAB hedge adjustments	3	3	4	4	3
Net derivative gains (losses) - GAAP basis	$(373)	$343	$311	$478	$185

(4)          Investment income from fixed maturity securities and mortgage loans includes prepayment fees.

(5)          Yields are calculated including net investment income of Divested businesses and related carrying values. The net investment income adjustment on Page A-1 for Divested businesses for the three months ended December 31, 2013, March 31, 2014, June 30, 2014, September 30, 2014 and December 31, 2014, excludes $2 million, ($3) million, $4 million, $0 and $0, respectively, for the investment hedge adjustment that are included in the investment hedge adjustment line of the derivatives gains (loss) GAAP adjustments reconciliation table presented above.

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
	At or For the Year-to-Date Period Ended
Unaudited (In millions, except yields)	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014
Fixed Maturity Securities
Yield (1)	4.84%	4.76%	4.83%	4.80%	4.81%
Investment income (2), (3), (4)	$15,098	$3,685	$7,481	$11,185	$14,946
Investment gains (losses) (3)	410	95	149	302	548
Ending carrying value (2), (3)	351,476	356,352	368,428	369,432	366,783
Mortgage Loans
Yield (1)	5.58%	5.08%	5.06%	5.19%	5.15%
Investment income (3), (4)	3,020	709	1,417	2,191	2,928
Investment gains (losses) (3)	22	(11)	5	(25)	(36)
Ending carrying value (3)	56,108	55,999	56,585	57,725	59,838
Real Estate and Real Estate Joint Ventures
Yield (1)	3.44%	3.45%	3.98%	3.88%	3.67%
Investment income (3)	347	89	203	297	376
Investment gains (losses) (3)	(25)	60	59	145	217
Ending carrying value	10,712	9,930	10,101	10,393	10,525
Policy Loans
Yield (1)	5.26%	5.33%	5.35%	5.36%	5.36%
Investment income	620	157	315	473	629
Ending carrying value	11,764	11,762	11,785	11,756	11,618
Equity Securities
Yield (1)	4.44%	3.86%	4.30%	4.18%	4.30%
Investment income	127	30	67	98	133
Investment gains (losses)	5	25	50	64	65
Ending carrying value	3,402	3,693	3,863	3,689	3,631
Other Limited Partnership Interests
Yield (1)	13.35%	17.28%	13.81%	14.14%	13.01%
Investment income	955	329	535	834	1,033
Investment gains (losses)	(48)	(2)	(38)	(52)	(78)
Ending carrying value	7,401	7,819	7,964	8,214	8,085
Cash and Short-term Investments
Yield (1)	0.98%	1.16%	1.11%	1.09%	1.07%
Investment income	168	45	84	124	161
Investment gains (losses)	63	(1)	(1)	(1)	11
Ending carrying value	21,540	22,481	19,759	21,023	19,429
Other Invested Assets (1)
Investment income	819	220	420	653	906
Investment gains (losses) (3)	(41)	(3)	(6)	(24)	(120)
Ending carrying value	16,229	16,433	17,116	17,905	21,283
Total Investments
Investment income yield (1)	5.03%	5.02%	5.02%	5.02%	5.01%
Investment fees and expenses yield	(0.13)%	(0.13)%	(0.13)%	(0.13)%	(0.13)%
Net Investment Income Yield (1), (3), (5)	4.90%	4.89%	4.89%	4.89%	4.88%
Investment income	$21,154	$5,264	$10,522	$15,855	$21,112
Investment fees and expenses	(563)	(136)	(275)	(412)	(556)
Net investment income including Divested businesses	20,591	5,128	10,247	15,443	20,556
Less: Net investment income from Divested businesses (5)	197	43	67	70	72
Net Investment Income (3)	$20,394	$5,085	$10,180	$15,373	$20,484
Ending Carrying Value (3)	$478,632	$484,469	$495,601	$500,137	$501,192
Investment portfolio gains (losses) including Divested businesses	$386	$163	$218	$409	$607
Less: Investment portfolio gains (losses) from Divested businesses (5)	(6)	-	-	2	2
Investment Portfolio Gains (Losses) (3), (5)	$392	$163	$218	$407	$605
Gross investment gains	$1,570	$441	$711	$1,130	$1,689
Gross investment losses	(914)	(258)	(385)	(552)	(789)
Writedowns	(264)	(20)	(108)	(171)	(295)
Investment Portfolio Gains (Losses) (3), (5)	392	163	218	407	605
Investment portfolio gains (losses) income tax (expense) benefit	(147)	(32)	(87)	(191)	(260)
Investment Portfolio Gains (Losses), Net of Income Tax	$245	$131	$131	$216	$345

Derivative Gains (Losses) including Divested businesses	$(3,931)	$152	$287	$593	$575
Less: Derivative gains (losses) from Divested businesses (5)	47	35	80	80	80
Derivative gains (losses) (3), (5)	(3,978)	117	207	513	495
Derivative gains (losses) income tax (expense) benefit	1,389	(39)	(58)	(177)	(199)
Derivative Gains (Losses), Net of Income Tax	$(2,589)	$78	$149	$336	$296

(1)         Yields are calculated as investment income as a percent of average quarterly asset carrying values. Investment income excludes recognized gains and losses and reflects the GAAP adjustments described on Page 2 and as presented on Page A-1. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as CSEs and contractholder-directed unit-linked investments. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)         Fixed maturity securities includes $1,289 million, $1,283 million, $1,372 million, $1,362 million and $1,358 million in ending carrying value, and $65 million, $37 million, $81 million, $95 million and $103 million of investment income related to fair value option and trading securities at or for the year-to-date period ended December 31, 2013, March 31, 2014, June 30, 2014, September 30, 2014 and December 31, 2014, respectively.

(3)         The reconciliation of the remaining yield table captions to the most directly comparable measures presented in accordance with GAAP are as follows at or for the periods ended December 31, 2013, March 31, 2014, June 30, 2014, September 30, 2014 and December 31, 2014, respectively: A) Fair value option and trading securities (included within fixed maturity securities above) ending carrying value excludes contractholder-directed unit-linked investments of $16,111 million, $16,192 million, $16,441 million, $15,866 million and $15,316 million; B) Ending carrying value excludes the following effects of consolidating under GAAP certain VIEs that are treated as CSEs: Fair value option and trading securities (included within fixed maturity securities above) of $23 million, $19 million, $18 million, $18 million and $15 million, mortgage loans of $1,598 million, $1,140 million, $638 million, $313 million and $280 million; C) Net investment income adjustments as presented on Page A-1; D) Investment portfolio gains (losses) as presented above and the GAAP adjustments as presented below; and E) Derivative gains (losses) as presented above and GAAP adjustments as presented below:

	For the Year-to-Date Period Ended
	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014
Investment portfolio gains (losses) including Divested businesses - in above yield table	$386	$163	$218	$407	$605
Real estate discontinued operations	6	5	5	5	5
Net investment gains (losses) related to certain CSEs	33	2	3	6	5
Other gains (losses) reported in net investment gains (losses) on GAAP basis	(264)	(581)	(762)	(845)	(812)
Net investment gains (losses) - GAAP basis	$161	$(411)	$(536)	$(427)	$(197)

	For the Year-to-Date Period Ended
	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014
Derivative gains (losses) including Divested businesses - in above yield table	$(3,931)	$152	$287	$593	$575
Investment hedge adjustments (5)	643	175	344	513	705
Joint venture adjustments	2	-	(1)	(2)	1
Settlement of foreign currency earnings hedges	34	13	17	17	22
PAB hedge adjustments	13	3	7	11	14
Net derivative gains (losses) - GAAP basis	$(3,239)	$343	$654	$1,132	$1,317

(4)         Investment income from fixed maturity securities and mortgage loans includes prepayment fees.

(5)         Yields are calculated including net investment income of Divested businesses and related carrying values. The net investment income adjustment on Page A-1 for Divested businesses at or for the year-to-date period ended December 31, 2013, March 31, 2014, June 30, 2014, September 30, 2014 and December 31, 2014, excludes $10 million, ($3) million, $1 million, $1 million and $1 million, respectively, for the investment hedge adjustment that are included in the investment hedge adjustment line of the derivatives gains (loss) GAAP adjustments reconciliation table presented above.

INVESTMENTS GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE (1)
	December 31, 2013		March 31, 2014		June 30, 2014		September 30, 2014		December 31, 2014
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$3,971	86.5%	$2,376	85.8%	$1,312	83.5%	$1,502	87.1%	$1,557	78.3%
20% or more for less than six months	325	7.1%	161	5.8%	24	1.5%	68	4.0%	289	14.5%
20% or more for six months or greater	296	6.4%	231	8.4%	236	15.0%	154	8.9%	143	7.2%
Total Gross Unrealized Losses	$4,592	100.0%	$2,768	100.0%	$1,572	100.0%	$1,724	100.0%	$1,989	100.0%

Total Gross Unrealized Gains	$21,180		$25,295		$29,341		$28,596		$32,634

EQUITY SECURITIES AVAILABLE-FOR-SALE (1)
	December 31, 2013		March 31, 2014		June 30, 2014		September 30, 2014		December 31, 2014
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$44	37.6%	$54	52.9%	$17	38.6%	$16	40.0%	$16	23.9%
20% or more for less than six months	34	29.1%	15	14.7%	-	0.0%	-	0.0%	24	35.8%
20% or more for six months or greater	39	33.3%	33	32.4%	27	61.4%	24	60.0%	27	40.3%
Total Gross Unrealized Losses	$117	100.0%	$102	100.0%	$44	100.0%	$40	100.0%	$67	100.0%

Total Gross Unrealized Gains	$507		$554		$655		$618		$622

(1)          MetLife’s review of its fixed maturity securities and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

INVESTMENTS SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR AND QUALITY DISTRIBUTION
		December 31, 2013		March 31, 2014		June 30, 2014		September 30, 2014		December 31, 2014
Unaudited (In millions)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate securities		$106,469	30.4%	$109,200	30.8%	$109,393	29.8%	$107,974	29.3%	$105,954	29.0%
Foreign corporate securities		63,152	18.0%	64,177	18.1%	62,488	17.0%	61,877	16.8%	61,675	16.9%
U.S. Treasury and agency securities		45,123	12.9%	44,809	12.6%	54,347	14.8%	56,862	15.5%	61,516	16.8%
Foreign government securities		54,437	15.6%	54,707	15.4%	56,627	15.4%	56,396	15.3%	52,666	14.4%
Residential mortgage-backed securities		35,055	10.0%	37,203	10.5%	39,064	10.7%	40,619	11.1%	39,846	10.9%
State and political subdivision securities		13,830	4.0%	14,328	4.0%	14,698	4.0%	14,840	4.0%	15,187	4.2%
Commercial mortgage-backed securities		16,550	4.7%	15,992	4.5%	15,651	4.3%	14,649	4.0%	14,332	3.9%
Asset-backed securities		15,571	4.4%	14,653	4.1%	14,788	4.0%	14,853	4.0%	14,249	3.9%
Total Fixed Maturity Securities Available-For-Sale		$350,187	100.0%	$355,069	100.0%	$367,056	100.0%	$368,070	100.0%	$365,425	100.0%

NAIC	RATING AGENCY
DESIGNATION	RATING
1	Aaa / Aa / A	$242,069	69.1%	$245,669	69.2%	$255,560	69.6%	$257,120	69.9%	$257,083	70.4%
2	Baa	84,114	24.0%	84,939	23.9%	86,401	23.6%	85,685	23.3%	83,408	22.8%
3	Ba	13,597	3.9%	14,263	4.0%	14,794	4.0%	15,045	4.1%	15,145	4.1%
4	B	9,378	2.7%	9,191	2.6%	9,277	2.5%	8,589	2.3%	8,385	2.3%
5	Caa and lower	955	0.3%	958	0.3%	992	0.3%	1,535	0.4%	1,340	0.4%
6	In or near default	74	0.0%	49	0.0%	32	0.0%	96	0.0%	64	0.0%
Total Fixed Maturity Securities Available-For-Sale (1)		$350,187	100.0%	$355,069	100.0%	$367,056	100.0%	$368,070	100.0%	$365,425	100.0%

(1)    Amounts presented are based on rating agency ratings and equivalent designations of the National Association of Insurance Commissioners (“NAIC”), except as described below. Amounts presented for certain structured securities (i.e., non-agency residential mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities), held by MetLife, Inc.’s insurance subsidiaries that maintain the NAIC statutory basis of accounting are based on designations from revised NAIC methodologies. The NAIC’s present methodology is to evaluate structured securities held by insurers using the revised NAIC methodologies on an annual basis. If such insurance subsidiaries of MetLife, Inc. acquire structured securities that have not been previously evaluated by the NAIC, but are expected to be evaluated by the NAIC in the upcoming annual review, an internally developed designation is used until a final designation becomes available. These revised NAIC designations may not correspond to the rating agency ratings. The rating agency ratings are based on availability of applicable ratings from those rating agencies on the NAIC credit rating provider list.

SUMMARY OF REAL ESTATE AND REAL ESTATE JOINT VENTURES
Unaudited (In millions)		December 31, 2013		March 31, 2014		June 30, 2014		September 30, 2014		December 31, 2014

Traditional (2), (3)		$9,498		$8,773		$8,996		$9,273		$9,558
Real estate joint ventures and funds		769		718		691		691		647
Subtotal		10,267		9,491		9,687		9,964		10,205
Foreclosed		445		439		414		429		320
Total Real Estate and Real Estate Joint Ventures		$10,712		$9,930		$10,101		$10,393		$10,525
(2) Includes wholly-owned real estate and operating real estate joint ventures. (3) Includes real estate held-for-sale and held-for-investment.

INVESTMENTS SUMMARY OF MORTGAGE LOANS (1)
Unaudited (In millions)	December 31, 2013		March 31, 2014		June 30, 2014		September 30, 2014		December 31, 2014

Commercial mortgage loans	$40,926		$40,398		$40,604		$40,540		$41,088
Agricultural mortgage loans	12,391		12,284		11,961		11,929		12,378
Residential mortgage loans	3,110		3,643		4,314		5,563		6,677
Mortgage loans held-for-sale	3		-		-		-		-
Total Mortgage Loans	56,430		56,325		56,879		58,032		60,143
Valuation allowances	(322)		(326)		(294)		(307)		(305)
Total Mortgage Loans, net	$56,108		$55,999		$56,585		$57,725		$59,838
(1) Excludes the effects of consolidating under GAAP certain VIEs that are treated as CSEs. See Page 28, note 3, for the amount excluded for each period presented.

SUMMARY OF COMMERCIAL MORTGAGE LOANS BY REGION AND PROPERTY TYPE
	December 31, 2013		March 31, 2014		June 30, 2014		September 30, 2014		December 31, 2014
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Pacific	$8,961	21.9%	$8,836	21.9%	$9,017	22.2%	$8,815	21.7%	$8,620	21.0%
Middle Atlantic	7,367	18.0%	7,277	18.0%	7,232	17.8%	7,582	18.7%	7,689	18.7%
International	6,709	16.4%	6,431	15.9%	6,763	16.7%	6,636	16.4%	7,251	17.7%
South Atlantic	6,977	17.1%	6,964	17.2%	6,714	16.5%	6,705	16.5%	6,384	15.5%
West South Central	3,619	8.8%	3,613	8.9%	3,734	9.2%	3,763	9.3%	3,990	9.7%
East North Central	2,717	6.6%	2,526	6.3%	2,455	6.0%	2,589	6.4%	2,430	5.9%
New England	1,404	3.4%	1,404	3.5%	1,406	3.5%	1,197	3.0%	1,155	2.8%
Mountain	834	2.0%	936	2.3%	935	2.3%	933	2.3%	932	2.3%
East South Central	471	1.2%	395	1.0%	383	0.9%	384	0.9%	424	1.0%
West North Central	148	0.4%	146	0.4%	144	0.4%	142	0.4%	140	0.3%
Multi-Region and Other	1,719	4.2%	1,870	4.6%	1,821	4.5%	1,794	4.4%	2,073	5.1%
Total	$40,926	100.0%	$40,398	100.0%	$40,604	100.0%	$40,540	100.0%	$41,088	100.0%

Office	$20,629	50.4%	$20,641	51.1%	$20,692	51.0%	$21,160	52.2%	$21,400	52.1%
Retail	9,245	22.6%	8,969	22.2%	9,049	22.3%	9,263	22.8%	9,389	22.9%
Hotel	4,219	10.3%	4,092	10.1%	4,154	10.2%	4,317	10.6%	4,196	10.2%
Apartment	3,724	9.1%	3,738	9.3%	3,948	9.7%	3,392	8.4%	3,786	9.2%
Industrial	2,897	7.1%	2,714	6.7%	2,444	6.0%	2,178	5.4%	2,133	5.2%
Other	212	0.5%	244	0.6%	317	0.8%	230	0.6%	184	0.4%
Total	$40,926	100.0%	$40,398	100.0%	$40,604	100.0%	$40,540	100.0%	$41,088	100.0%

Appendix

APPENDIX METLIFE RECONCILIATION DETAIL
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	December 31, 2013	December 31, 2014

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$1,585	$1,592	$1,621	$1,855	$1,614	$6,383	$6,682
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses) (1), (2)	(178)	(411)	(125)	109	230	161	(197)
Net derivative gains (losses)	(373)	343	311	478	185	(3,239)	1,317
Premiums—Divested businesses	2	2	20	18	5	91	45
Universal life and investment-type product policy fees
Unearned revenue adjustments	7	3	3	8	6	7	20
GMIB fees	92	93	93	96	96	353	378
Divested businesses	1	2	2	2	1	6	7
Net investment income
Investment hedge adjustments	(168)	(178)	(165)	(169)	(192)	(633)	(704)
Income from discontinued real estate operations	(2)	(1)	-	-	-	(9)	(1)
Joint venture adjustments	(1)	-	1	1	(3)	(2)	(1)
Unit-linked contract income	687	65	295	379	527	2,172	1,266
Securitization entities income	27	18	13	3	4	123	38
Divested businesses	47	46	20	3	2	187	71
Other revenues
Settlement of foreign currency earnings hedges	(13)	(13)	(4)	-	(5)	(34)	(22)
Divested businesses	-	-	1	-	18	-	19
Policyholder benefits and claims and policyholder dividends
PDO adjustments	-	-	-	-	6	-	6
Inflation and pass through adjustments	137	(89)	(160)	93	(104)	265	(260)
GMIB costs	(366)	(117)	(215)	(34)	(134)	(1,326)	(500)
Market value adjustments	(15)	(17)	(26)	(54)	(85)	(334)	(182)
Divested businesses	(37)	(31)	(20)	(10)	(3)	(225)	(64)
Interest credited to policyholder account balances
PAB hedge adjustments	(3)	(3)	(4)	(4)	(3)	(13)	(14)
Unit-linked contract costs	(672)	(65)	(280)	(387)	(534)	(2,149)	(1,266)
Divested businesses	-	-	-	-	(2)	(2)	(2)
Capitalization of DAC—Divested businesses	-	-	1	-	-	-	1
Amortization of DAC and VOBA
Related to NIGL and NDGL	(39)	(1)	(63)	27	(4)	196	(41)
Related to GMIB fees and GMIB costs	95	(7)	26	(81)	(1)	337	(63)
Related to market value adjustments	-	-	-	-	-	-	-
Divested businesses	-	-	-	(1)	-	-	(1)
Amortization of negative VOBA
Related to market value adjustments	13	12	12	11	11	55	46
Divested businesses	-	-	-	-	-	-	-
Interest expense on debt
Securitization entities debt expense	(27)	(18)	(13)	(3)	(4)	(123)	(38)
Divested businesses	-	-	-	-	-	-	-
Other expenses
Noncontrolling interest	10	13	11	(3)	12	25	33
Regulatory implementation costs	(6)	-	(2)	-	(1)	(18)	(3)
Acquisition & integration costs (2)	(48)	(4)	(10)	(17)	(24)	(320)	(55)
Divested businesses	(24)	(12)	(11)	(24)	(42)	(226)	(89)
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit (2), (3)	184	120	44	(202)	(49)	1,683	(87)
Income (loss) from continuing operations, net of income tax	915	1,342	1,376	2,094	1,527	3,391	6,339
Income (loss) from discontinued operations, net of income tax	1	(3)	-	-	-	2	(3)
Net income (loss)	916	1,339	1,376	2,094	1,527	3,393	6,336
Less: Net income (loss) attributable to noncontrolling interests	8	11	10	-	6	25	27
Net income (loss) attributable to MetLife, Inc.	908	1,328	1,366	2,094	1,521	3,368	6,309
Less: Preferred stock dividends	31	30	31	30	31	122	122
Net income (loss) available to MetLife, Inc.’s common shareholders	$877	$1,298	$1,335	$2,064	$1,490	$3,246	$6,187

(1)         The three months ended March 31, 2014 and June 30, 2014 include a pre-tax net investment loss of $495 million and $138 million, respectively, and the year ended December 31, 2014 includes a pre-tax net investment loss of $633 million, related to the sale of the wholly-owned subsidiary, MetLife Assurance Ltd.

(2)         The year ended December 31, 2013 includes net investment gains of $19 million, expenses of $154 million and a tax benefit of $119 million, related to the settlement of an acquisition tax contingency.

(3)         The three months and year ended December 31, 2013 include a deferred tax benefit (expense) of ($86) million and $9 million, respectively, related to the conversion of the Japan branch to a subsidiary. The year ended December 31, 2013 also includes a deferred tax benefit of $52 million due to a revised estimate of effective tax rates related to net investment gains (losses) and other comprehensive income.

APPENDIX METLIFE NOTABLE ITEMS (1) METLIFE TOTAL
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	December 31, 2013	December 31, 2014
Variable investment income, as compared to plan	$101	$63	$11	$62	$-	$129	$136
Catastrophe experience and prior year development, net	15	-	(21)	38	16	28	33
Actuarial assumption review and other insurance adjustments	-	-	56	16	5	(26)	77
Litigation reserves & settlement costs	(147)	(57)	-	-	(117)	(147)	(174)
Tax adjustments	11	-	-	(9)	27	33	18
Total notable items	$(20)	$6	$46	$107	$(69)	$17	$90

RETAIL
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	December 31, 2013	December 31, 2014
Variable investment income, as compared to plan	$44	$26	$(9)	$25	$-	$68	$42
Catastrophe experience and prior year development, net	6	-	(20)	23	6	(2)	9
Actuarial assumption review and other insurance adjustments	-	-	56	19	(9)	59	66
Litigation reserves & settlement costs	(36)	-	-	-	-	(36)	-
Total notable items	$14	$26	$27	$67	$(3)	$89	$117

RETAIL - LIFE & OTHER
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	December 31, 2013	December 31, 2014
Variable investment income, as compared to plan	$31	$15	$(12)	$17	$-	$49	$20
Catastrophe experience and prior year development, net	6	-	(20)	23	6	(2)	9
Actuarial assumption review and other insurance adjustments	-	-	56	37	(9)	(11)	84
Litigation reserves & settlement costs	(36)	-	-	-	-	(36)	-
Total notable items	$1	$15	$24	$77	$(3)	$-	$113

RETAIL - ANNUITIES
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	December 31, 2013	December 31, 2014
Variable investment income, as compared to plan	$13	$11	$3	$8	$-	$19	$22
Actuarial assumption review and other insurance adjustments	-	-	-	(18)	-	70	(18)
Total notable items	$13	$11	$3	$(10)	$-	$89	$4

GROUP, VOLUNTARY & WORKSITE BENEFITS
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	December 31, 2013	December 31, 2014
Variable investment income, as compared to plan	$7	$1	$(1)	$8	$-	$5	$8
Catastrophe experience and prior year development, net	9	-	(1)	15	10	30	24
Actuarial assumption review and other insurance adjustments	-	-	-	-	(9)	-	(9)
Total notable items	$16	$1	$(2)	$23	$1	$35	$23
(1) Notable items represent a positive/(negative) impact to operating earnings available to common shareholders.

APPENDIX METLIFE NOTABLE ITEMS (CONTINUED) (1) CORPORATE BENEFIT FUNDING
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	December 31, 2013	December 31, 2014
Variable investment income, as compared to plan	$27	$15	$21	$33	$-	$35	$69
Litigation reserves & settlement costs	(10)	-	-	-	-	(10)	-
Total notable items	$17	$15	$21	$33	$-	$25	$69

LATIN AMERICA
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	December 31, 2013	December 31, 2014
Actuarial assumption review and other insurance adjustments	$-	$-	$-	$-	$-	$7	$-
Tax adjustments	-	-	-	(41)	13	-	(28)
Total notable items	$-	$-	$-	$(41)	$13	$7	$(28)

ASIA
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	December 31, 2013	December 31, 2014
Variable investment income, as compared to plan	$14	$-	$-	$3	$-	$22	$3
Actuarial assumption review and other insurance adjustments	-	-	-	(13)	23	(70)	10
Total notable items	$14	$-	$-	$(10)	$23	$(48)	$13

EMEA
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	December 31, 2013	December 31, 2014
Actuarial assumption review and other insurance adjustments	$-	$-	$-	$10	$-	$(22)	$10
Tax adjustments	11	-	-	-	14	33	14
Total notable items	$11	$-	$-	$10	$14	$11	$24

CORPORATE & OTHER
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	December 31, 2013	December 31, 2014
Variable investment income, as compared to plan	$9	$21	$-	$(7)	$-	$(1)	$14
Litigation reserves & settlement costs	(101)	(57)	-	-	(117)	(101)	(174)
Tax adjustments	-	-	-	32	-	-	32
Total notable items	$(92)	$(36)	$-	$25	$(117)	$(102)	$(128)

(1) Notable items represent a positive/(negative) impact to operating earnings available to common shareholders.

APPENDIX METLIFE EQUITY DETAILS, BOOK VALUE DETAILS AND RETURN ON EQUITY
Unaudited (In millions)	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014

Total MetLife, Inc.’s stockholders’ equity	$61,553	$65,758	$69,591	$70,805	$72,053
Less: Preferred stock	2,043	2,043	2,043	2,043	2,043
MetLife, Inc.’s common stockholders’ equity	59,510	63,715	67,548	68,762	70,010
Less: Net unrealized investment gains (losses), net of income tax	8,414	11,680	14,385	14,689	16,235
Less: Defined benefit plans adjustment, net of income tax	(1,651)	(1,622)	(1,588)	(1,537)	(2,283)
Total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA	52,747	53,657	54,751	55,610	56,058
Less: Foreign currency translation adjustments, net of income tax	(1,659)	(1,843)	(1,739)	(2,160)	(3,303)
MetLife, Inc.’s common stockholders’ equity, excluding AOCI	$54,406	$55,500	$56,490	$57,770	$59,361

Unaudited (In millions)	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014

Total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA	$52,747	$53,657	$54,751	$55,610	$56,058
Less: Goodwill, net of income tax	10,473	10,363	10,351	10,127	9,759
Less: VODA and VOCRA, net of income tax	866	827	811	780	620
Total MetLife, Inc.’s common stockholders’ tangible equity (excludes AOCI other than FCTA)	$41,408	$42,467	$43,589	$44,703	$45,679

Unaudited	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014

Book value per common share (1)	$53.04	$56.65	$59.96	$61.44	$61.85
Less: Net unrealized investment gains (losses), net of income tax	7.50	10.39	12.77	13.12	14.34
Less: Defined benefit plans adjustment, net of income tax	(1.47)	(1.44)	(1.41)	(1.37)	(2.02)
Book value per common share, excluding AOCI other than FCTA (1)	47.01	47.70	48.60	49.69	49.53
Less: Foreign currency translation adjustments, net of income tax	(1.48)	(1.64)	(1.54)	(1.93)	(2.91)
Book value per common share, excluding AOCI (1)	$48.49	$49.34	$50.14	$51.62	$52.44

Unaudited	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014

Book value per common share, excluding AOCI other than FCTA (1)	$47.01	$47.70	$48.60	$49.69	$49.53
Less: Goodwill, net of income tax	9.33	9.20	9.19	9.04	8.62
Less: VODA and VOCRA, net of income tax	0.77	0.74	0.72	0.70	0.55
Book value per common share—tangible equity (excludes AOCI other than FCTA) (1)	$36.91	$37.76	$38.69	$39.95	$40.36

	For the Three Months Ended (2)					For the Year Ended
Unaudited (In millions, except ratios)	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	December 31, 2013	December 31, 2014

Operating return on MetLife, Inc.’s:
Common stockholders’ equity	10.5%	10.1%	9.7%	10.7%	9.1%	10.4%	10.0%
Common stockholders’ equity, excluding AOCI other than FCTA	11.8%	11.7%	11.7%	13.2%	11.3%	12.2%	12.0%
Common stockholders’ equity, excluding AOCI	11.5%	11.4%	11.4%	12.8%	10.8%	11.9%	11.6%
Tangible common stockholders’ equity (excludes AOCI other than FCTA) (3)	15.1%	15.0%	14.9%	16.7%	14.1%	15.6%	15.2%

Return on MetLife, Inc.’s:
Common stockholders’ equity	5.9%	8.4%	8.1%	12.1%	8.6%	5.4%	9.4%
Common stockholders’ equity, excluding AOCI other than FCTA	6.7%	9.8%	9.9%	15.0%	10.7%	6.3%	11.3%
Common stockholders’ equity, excluding AOCI	6.5%	9.4%	9.5%	14.5%	10.2%	6.2%	10.9%
Tangible common stockholders’ equity (excludes AOCI other than FCTA) (3)	8.6%	12.5%	12.5%	18.8%	13.3%	8.2%	14.3%

Average common stockholders’ equity	$59,197	$61,613	$65,632	$68,155	$69,386	$60,234	$65,909
Average common stockholders’ equity, excluding AOCI other than FCTA	$52,457	$53,202	$54,204	$55,181	$55,834	$51,190	$54,565
Average common stockholders’ equity, excluding AOCI	$54,095	$54,953	$55,995	$57,130	$58,566	$52,557	$56,705
Average tangible common stockholders’ equity (excludes AOCI other than FCTA)	$41,623	$41,938	$43,028	$44,146	$45,191	$40,502	$43,569

(1)         Calculated using common shares outstanding, end of period.

(2)         Annualized using quarter-to-date results.

(3)         Operating earnings available to common shareholders and net income available to common shareholders, used to calculate returns on tangible equity, exclude the impact of amortization of VODA and VOCRA, net of income tax, for the three months ended December 31, 2013, March 31, 2014, June 30, 2014, September 30, 2014 and December 31, 2014 of $13 million, $13 million, $14 million, $13 million and $13 million, respectively, and for the years ended December 31, 2013 and 2014 of $55 million and $53 million, respectively.

APPENDIX PROPERTY & CASUALTY SUPPLEMENTAL INFORMATION STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - TOTAL PROPERTY & CASUALTY (1)
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	December 31, 2013	December 31, 2014

OPERATING REVENUES
Premiums	$832	$825	$838	$855	$861	$3,234	$3,379
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	39	34	33	34	35	154	136
Other revenues	4	5	4	4	6	27	19
Total operating revenues	875	864	875	893	902	3,415	3,534

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	532	574	641	527	541	2,229	2,283
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	(99)	(96)	(105)	(108)	(101)	(401)	(410)
Amortization of DAC and VOBA	99	100	97	102	105	385	404
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	229	223	234	230	230	879	917
Total operating expenses	761	801	867	751	775	3,092	3,194

Operating earnings before provision for income tax	114	63	8	142	127	323	340
Provision for income tax expense (benefit)	27	9	(9)	36	32	60	68
Operating earnings	87	54	17	106	95	263	272
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$87	$54	$17	$106	$95	$263	$272

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$87	$54	$17	$106	$95	$263	$272
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	2	4	(1)	2	2	5	7
Net derivative gains (losses)	1	(2)	(1)	1	(5)	7	(7)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	-	-	-	-	-	-	-
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(1)	(1)	1	(1)	1	(4)	-
Income (loss) from continuing operations, net of income tax	89	55	16	108	93	271	272
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	89	55	16	108	93	271	272
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	89	55	16	108	93	271	272
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$89	$55	$16	$108	$93	$271	$272

Total Operating Premiums, Fees and Other Revenues	$836	$830	$842	$859	$867	$3,261	$3,398

(1)    Represents the operating earnings of total property & casualty, which is a combination of retail property & casualty and group property & casualty. This does not represent a reported segment as defined by MetLife.

APPENDIX PROPERTY & CASUALTY SUPPLEMENTAL INFORMATION STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - RETAIL PROPERTY & CASUALTY (1)
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	December 31, 2013	December 31, 2014

OPERATING REVENUES
Premiums	$450	$444	$448	$454	$454	$1,757	$1,800
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	22	19	18	18	19	86	74
Other revenues	3	3	4	3	4	16	14
Total operating revenues	475	466	470	475	477	1,859	1,888

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	275	300	364	263	269	1,212	1,196
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	(67)	(64)	(71)	(73)	(67)	(274)	(275)
Amortization of DAC and VOBA	68	68	67	69	70	266	274
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	124	116	125	122	120	488	483
Total operating expenses	400	420	485	381	392	1,692	1,678

Operating earnings before provision for income tax	75	46	(15)	94	85	167	210
Provision for income tax expense (benefit)	19	9	(13)	26	23	28	45
Operating earnings	56	37	(2)	68	62	139	165
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$56	$37	$(2)	$68	$62	$139	$165

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$56	$37	$(2)	$68	$62	$139	$165
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	1	2	-	1	1	3	4
Net derivative gains (losses)	-	(1)	(1)	1	(3)	4	(4)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	-	-	-	-	-	-	-
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	-	-	-	(1)	1	(2)	-
Income (loss) from continuing operations, net of income tax	57	38	(3)	69	61	144	165
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	57	38	(3)	69	61	144	165
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	57	38	(3)	69	61	144	165
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$57	$38	$(3)	$69	$61	$144	$165

Total Operating Premiums, Fees and Other Revenues	$453	$447	$452	$457	$458	$1,773	$1,814
(1) Represents the operating earnings of retail property & casualty, as reported in the Retail segment.

APPENDIX PROPERTY & CASUALTY SUPPLEMENTAL INFORMATION STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - GROUP PROPERTY & CASUALTY (1)
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	December 31, 2013	December 31, 2014

OPERATING REVENUES
Premiums	$382	$381	$390	$401	$407	$1,477	$1,579
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	17	15	15	16	16	68	62
Other revenues	1	2	-	1	2	11	5
Total operating revenues	400	398	405	418	425	1,556	1,646

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	257	274	277	264	272	1,017	1,087
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	(32)	(32)	(34)	(35)	(34)	(127)	(135)
Amortization of DAC and VOBA	31	32	30	33	35	119	130
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	105	107	109	108	110	391	434
Total operating expenses	361	381	382	370	383	1,400	1,516

Operating earnings before provision for income tax	39	17	23	48	42	156	130
Provision for income tax expense (benefit)	8	-	4	10	9	32	23
Operating earnings	31	17	19	38	33	124	107
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$31	$17	$19	$38	$33	$124	$107

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$31	$17	$19	$38	$33	$124	$107
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	1	2	(1)	1	1	2	3
Net derivative gains (losses)	1	(1)	-	-	(2)	3	(3)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	-	-	-	-	-	-	-
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(1)	(1)	1	-	-	(2)	-
Income (loss) from continuing operations, net of income tax	32	17	19	39	32	127	107
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	32	17	19	39	32	127	107
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	32	17	19	39	32	127	107
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$32	$17	$19	$39	$32	$127	$107

Total Operating Premiums, Fees and Other Revenues	$383	$383	$390	$402	$409	$1,488	$1,584
(1) Represents the operating earnings of group property & casualty, as reported in the Group, Voluntary & Worksite Benefits and Latin America segments.